EXHIBIT 30

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                           (Amendment No. __________)*



                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                  July 20, 1993
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |X|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).


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CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power


8.   Shared voting power

     8,587,269

9.   Sole dispositive power


10.  Shared dispositive power

     7,169,816

11.  Aggregate amount beneficially owned by each reporting person

     8,694,193

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     54.6%

14   Type of reporting person

     CO

                                  SCHEDULE 13D

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box is a member of a group                 |X|


3.   SEC use only



4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|



6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     8,587,269

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,169,816

11.  Aggregate amount beneficially owned by each reporting person

     8,694,193

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|



13.  Percent of class represented by amount in row (11)

     54.6%


14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     8,587,269

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,169,816

11.  Aggregate amount beneficially owned by each reporting person

     8,694,193

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     54.6%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     8,587,269

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,169,816

11.  Aggregate amount beneficially owned by each reporting person

     8,694,193

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     54.6%

14   Type of reporting person

     IN

CUSIP No. 92656G108

Item 1. Security and Issuer.

        The class of securities to which this statement relates is the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company"). The principal executive office of the Company is 12000 Biscayne Boulevard, Miami, Florida 33181.

Item 2. Identity and Background.

        This Schedule 13D is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. ("LCI"), H.F. Lenfest ("Lenfest") and Alan McGlade ("McGlade"; StarNet, LCI, Lenfest and McGlade are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 1. StarNet is the wholly-owned subsidiary of LCI. Lenfest is the sole director of StarNet and President, CEO and a director of LCI. McGlade is the President of StarNet. Lenfest beneficially owns 50% of the common stock of LCI and, through contractual arrangements among the shareholders of LCI, has the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries.

        This Schedule 13D is the first Schedule 13D filed by the Reporting Persons. StarNet and StarNet/CEA Partners (a joint venture to-be-formed, the "Joint Venture") and CEA Investors Partnership II, Ltd. ("Partnership") have agreed to act together to consummate the transactions described in this Schedule 13D. The Joint Venture, Partnership, CEA Investors, Inc. ("CEA Investors") and
J. Patrick Michaels, Jr. ("Michaels") will be filing a separate Schedule 13D.

        1. The principal place of business of StarNet is 1332 Enterprise Drive, Suite 200, West Chester, Pennsylvania 19380. The principal business occupation of StarNet is the production and distribution of television programming to cable television operators.

        2. LCI is located c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. The principal business of LCI is the ownership of various subsidiary companies engaged in operating cable television systems and related communications businesses. LCI is the sole stockholder of StarNet.

        3. The address of Lenfest is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Lenfest's present principal occupation is President and CEO of LCI, the sole stockholder of StarNet, and the Lenfest Group of Companies. In addition, Lenfest is the sole director of StarNet and a director of LCI. Lenfest beneficially owns 50% of the common stock of LCI and, through contractual arrangements among the


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shareholders of LCI, has the exclusive right to control the majority of the
Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries. See Numbers 1 and 2 above for the business and address of StarNet and LCI, respectively. Lenfest is a citizen of the United States of America.

        4. McGlade's business address is 1332 Enterprise Drive, Suite 200, West Chester, Pennsylvania 19380. McGlade is the President of Starnet, which is his present principal occupation. See Number 1 above for the business and address of StarNet. McGlade is a citizen of the United States of America.

        In addition to the Reporting Persons, Marguerite B. Lenfest ("Mrs. Lenfest"), John Malone ("Malone") and Harry F. Brooks ("Brooks") are persons enumerated in Instruction C to this Schedule as to which the information called for in items 2 through 6 of this Schedule must be given.

        The business address of Mrs. Lenfest is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Mrs. Lenfest is a director and Secretary of LCI, which is her principal business occupation. See Number 2 above for the business and address of LCI. Mrs. Lenfest is a citizen of the United States of America.

        Malone is a director of LCI. Malone's principal occupation is President of Tele-communications, Inc. ("TCI"). The business address of Malone and TCI is 5619 DTC Parkway, Englewood, Colorado 80111. Malone is a citizen of the United States of America.

        The business address of Brooks is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Brooks is the Executive Vice President of LCI, which is his principal business occupation. See Number 2 above for the business and address of LCI. Brooks is a citizen of the United States of America.

        None of StarNet, LCI, Lenfest, McGlade, Mrs. Lenfest, Malone and Brooks has, during the last five years, (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

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        Liberty Program Investments, Inc. ("Liberty") is a record owner of shares of Common Stock of the Company. Liberty is an affiliate of Liberty Cable, Inc., a Wyoming corporation ("Liberty Cable") the beneficial owner of 50% of the outstanding Common Stock of LCI. The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture.

        In connection with the transactions contemplated in connection with the formation of the Joint Venture, the Partnership has informed the Reporting Persons that it intends to acquire an irrevocable voting proxy from Venture LW Corporation a beneficial owner of shares of the Company's Common Stock. Venture LW Corporation may be deemed to be a member of the group, however, the Reporting Persons do not believe Venture LW Corporation is a member of the group and believe Venture LW Corporation will disclaim participation in the group.

Item 3. Source and Amount of Funds or Other Consideration.

        StarNet intends to form a joint venture ("Joint Venture") with CEA Investors Partnership II, Ltd., a Florida limited partnership ("Partnership"), for the purpose of acquiring and holding by the Joint Venture the beneficial ownership of a controlling interest in the outstanding Common Stock of the Company and the exercise of joint control over the management of the Company all as further described in Items 4, 5 and 6 of this Schedule. In connection with the formation of the Joint Venture, StarNet intends to make a capital contribution of $3,200,000 to the Joint Venture for its interest in the Joint Venture. The Partnership will contribute as capital the 2,834,908 shares of Common Stock beneficially owned by it for its interest in the Joint Venture. In addition, each of StarNet and the Partnership will contribute approximately $50,000 ($100,000 in the aggregate) to pay for expenses of organization of the Joint Venture and to provide capital for other transactions contemplated and described herein.

        The Joint Venture intends to use the $3,200,000 of capital (a) to purchase 2,834,908 shares Common Stock for an aggregate purchase price of $2,000,000 from New Vision Music, a company controlled by or affiliated with Donald E. Newhouse and S.I. Newhouse, Jr. (collectively the "Newhouse Group") which shares are subject to rights of refusal described in Item 6, and (b) to purchase from the Company 1,500,000 shares of Common Stock for an aggregate price of $1,200,000 or 5.80 per share.

        In order to accommodate the potential exercise of certain preemptive rights by Liberty, the Company has informed the Reporting Persons that the Company intends to offer an aggregate of 1,645,000 shares of Common Stock to the Joint Venture and Liberty, provided Liberty will be entitled to purchase up to approximately 8.4% or 138,180 shares of Common Stock out of such 1,645,000 shares. If Liberty does not exercise its preemptive rights the Joint Venture intends to purchase only 1,500,000 shares. In the event Liberty exercises such preemptive rights and purchases 138,180 shares, then the Joint Venture intends to purchase 1,500,000 shares of Common Stock for an aggregate price of $1,200,000 plus an additional 6,820 shares for an aggregate "price of $5,456 or $.80 per share. The source of funds for the purchase of such additional 6820 shares by the Joint Venture will be capital of the Joint" Venture contributed equally by the Partnership and by StarNet.

        The Partnership has informed the Reporting Persons that the Partnership has an agreement in principle, subject to the execution of definitive agreements, to acquire an irrevocable proxy to vote the 1,417,453 shares of Common Stock held of record by Venture LW Corporation. The Partnership has informed the Reporting Persons that the Partnership does not intend to pay for the proxy it will receive from Venture LW Corporation, and that, the Partnership believes the proxy will be granted to the Partnership and a right of refusal with respect to Venture LW Corporation's shares will be granted to the Joint Venture, in consideration for certain agreements by the Joint Venture and the Partnership, including the proposed grant of so called "tag along" rights, in favor of Venture LW Corporation in the event of any sale or registration of or merger affecting the shares of Common Stock held by the Joint Venture or any sale of the Partnership's interest in the Joint Venture.

        The source of funds for the capital contribution by StarNet to the Joint Venture is an interest bearing loan from LCI, its parent corporation. The source of funds of LCI used in making the loan is from working capital

Item 4. Purpose of Transaction.

        The principal purposes for which the Joint Venture is being formed are to acquire control of the outstanding Common Stock of the Company, through acquisition and purchase of and by obtaining proxies on shares of Common Stock; to obtain for the Company access to certain technology of StarNet and access to satellite transmission capability controlled by StarNet; to manage the acquired equity interests in the Company; to change the composition of the Company's Board of Directors; to cause the Company to enter into a management agreement with StarNet and to elect new officers of the Company, including electing Lenfest Chairman of the Board of the Company and McGlade CEO of the Company. After the transactions contemplated are consummated, the Joint Venture will have the right, by ownership or proxy, to vote a majority of the outstanding shares of Common Stock and therefore to elect all directors of the Company.

        The Reporting Persons and the Joint Venture reserve the right to, and may in the future, change their purposes or plans with respect to their investment in or proxies for shares of Common Stock, including without limitation the acquisition of additional shares of Common Stock. The Joint Venture may seek voting proxies from additional shareholders in connection with its purposes and plans or otherwise. Except for the foregoing, as of the date of this statement, the Reporting Persons have no present plans or proposals which relate to or would result in any of the actions described in paragraphs (a) through (j) of Item 4 of Schedule 13D.

Item 5. Interest in Securities of the Issuer.

        On July 12, 1993, Board of Directors of the Company authorized the issuance of 100,000 shares of Common Stock to J. Patrick Michaels, Jr. ("Michaels"), an affiliate of CEA Investors, the general partner of the Partnership, as compensation. In accordance with the Company's agreement with Liberty, the Company gave written notice to Liberty affording Liberty an opportunity to exercise certain preemptive rights. Accordingly, the shares are not issuable by the Company to Michaels until the 20th day following July 16, 1993. When issued, Michaels will have sole voting and sole dispositive power with respect to such 100,000 shares. The 100,000 shares are included in the number of shares listed as beneficially owned by each of the Reporting Persons in their responses to Item 11 on the cover page filed herewith for each Reporting Person, pursuant to Rule 13d-5(b)(1).

        The total number of shares of Common Stock issued and outstanding as of July 2, 1993 according to a report of the Company's transfer agent was 14,323,663.

        As described in Item 6 herein, the Joint Venture intends to acquire a proxy to vote 1,417,453 shares held by Venture LW Corporation; intends to acquire 2,834,908 shares from the Partnership as a capital contribution to the Joint Venture; intends to purchase 1,500,000 shares from the Company; and intends to purchase 2,834,908 shares from New Vision Music. Assuming the consummation of the foregoing transactions and the issuance of the aforementioned shares to Michaels, the aggregate number of shares of Common Stock issued and outstanding will be 15,923,663. Assuming the consummation of the foregoing transactions, and as a result of the rights granted to the Joint Venture to acquire the proxy and shares described above: Each of the Reporting Persons may be deemed to beneficially own 8,694,193 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 8,587,269 shares of Common Stock, to have shared power to dispose or to direct the disposition with respect to 7,169,816 shares of Common Stock and no shares of Common Stock for which any such Reporting Persons has sole voting power or sole dispositive power. Each of the Reporting Persons may be deemed to beneficially own the following shares which were excluded from their respective responses listed in
Item 11 on the cover page filed herewith relating to each Reporting Person:

        (A) The shares of Common Stock purchasable by Liberty in the event it exercises its preemptive rights with respect to (i) the issuance of 100,000 shares Michaels and (ii) the contemplated sale of 1,506,820 shares by the Company to the Joint Venture (1,500,000 shares in the event Liberty fails to exercise its preemptive rights);

        (B)     The 1,203,464 shares of common Stock held of record by Liberty;
                and

        (C) Shares issuable upon conversion of accrued principal and interest under a convertible note ("Convertible Note") issuable, at the Company's election, to Digital Satellite Networks ("DSN"), a division of StarNet in cooperation with MicroNet, Inc. (an affiliate of StarNet). In the event the Company elects to defer up to $2,400,000 of payments, plus interest thereon at prime plus one percent, payable during the first year under the proposed contract between the Company and DSN for lease of a transponder and related satellite uplink services, the Convertible Note will be issued and convertible into shares of Common Stock at a conversion price of $1.25 per share through thirty six months from its issuance. If the Company elects to pay the $200,000 per month fees to DSN in the first year of the lease agreement, rather than defer payments, the Convertible Note will not be issued.

        Because of the contractual arrangements between the stockholders of LCI granting to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, the Reporting Persons believe that Mrs. Lenfest, Malone and Brooks do not possess any beneficial ownership in the shares of Common Stock beneficially owned by the Reporting Persons.

Item 6. Contracts, Arrangements, Understandings or
        Relationships with Respect to Securities of the Issuer.

        The Reporting Persons believe that 1,166,667 of the shares of Common Stock held by the Partnership are "pledged" as security for payment of a note ("Note") issued by VJN Partners to Steven A. Peters ("Peters") in connection with the purchase of 3,500,000 shares by VJN Partners from Peters on June 3, 1988. The Reporting persons believe that the Partnership acquired its ownership interest in such 1,166,667 shares upon dissolution of VJN Partners on December 7, 1992. The Reporting Persons believe that 1,166,667 of the shares of Common Stock beneficially owned by New Music Vision are also subject to such pledge in favor of Peters. Obligations under the Note were assumed by all former general partners of VJN Partners. The Note was due on June 3, 1993. Former general partners to VJN Partners have had discussions with Peters, and Peters has offered to forebear collection of the Note subject to certain conditions. To date no action has been taken by Peters to collect the Note. Upon payment of the Note, such shares pledge by the Partnership will be available for contribution by the Partnership to the Joint Venture and such shares pledged by New Music Vision will be available for sale to the Joint Venture. The Partnership has informed he Reporting Persons that the Partnership believes the Note will be paid from funds set aside by the obligors and that the pledged shares will be free of the pledge for transfer.

        The Reporting Persons believe that the Partnership and the Venture LW Corporation, affiliated with Louis Wolfson, III, and the Louis Wolfson, III, Maternal Trust have agreed in principle, subject to the execution of a definitive agreement, to provide for the grant of an irrevocable voting proxy from Venture LW Corporation in favor of the Partnership with respect to the 1,417,453 shares of Common Stock beneficially owned by Venture LW Corporation. Venture LW Corporation has offered to grant a right of refusal in favor of the Joint Venture with respect to any proposed transfer of the shares held of record by Venture LW Corporation.

        The Partnership, the Joint Venture and Venture LW Corporation have also agreed in principle that the Joint Venture intends to grant certain so called "tag along" rights in favor of Venture LW Corporation in the event of a possible private sale or sale by registration or merger affecting the shares of Common Stock held by the Joint Venture or any sale of the Partnership's interest in the Joint Venture. The voting proxy from Venture LW Corporation will be granted solely in favor of the Partnership. The Partnership intends to vote the shares subject to the proxy in the same manner as the Joint Venture votes its shares.

        Pursuant to a letter agreement dated July 23, 1993 (the "Letter of Intent") from Lenfest, on behalf of StarNet, and accepted by the Partnership on July 26, 1993, the parties have agreed, subject to certain conditions precedent, to form the Joint Venture for the principle purpose of acquiring control of the outstanding shares of Common Stock of the Company, the Board of Directors and management of the Company and obtaining for the Company access to certain technology of StarNet and access to satellite transmission capability controlled by StarNet. The Partnership has agreed to contribute to the capital of the Joint Venture 2,834,908 shares of Common Stock with an agreed value for capital account purposes of $3,200,000. StarNet has agreed to contribute $3,200,000 to the capital of the Joint Venture. In addition, StarNet and the Partnership have each agreed to contribute approximately $50,000 ($100,000 in the aggregate) as additional capital to the Joint Venture.

        By letter dated July 26, 1993, CEA, on behalf of the Joint Venture, transmitted to the Company's investment banker a letter of intent ("Company Letter of Intent") dated July 23, 1993, from the Partnership and StarNet addressed to the Board of Directors of the Company (copy of both letters attached as Exhibit 3). The Joint Venture has asked the Company to acknowledge and confirm the approval in principle of the transactions outlined in the Company letter of Intent by the close of business on Tuesday, July 27, 1993. As of the date of this Schedule, no response has yet been received.

        The transactions contemplated by the Joint Venture are subject to the following conditions precedent: (a) waiver of certain rights refusal held by the former partners of VJN Partners including Video Holding Corporation, New Vision Music, Venture LW Corporation and the Partnership; (b) the release of the shares of Common Stock of the Company beneficially owned by the Partnership and by New Vision Music which are pledged and held in escrow to secure payment of the Note held by Peters; and (c) the execution of certain business contracts between the Company and StarNet and companies or joint ventures affiliated with StarNet and the Partnership. The Joint Venture has set

August 16, 1993 as the closing deadline, unless mutually extended, for execution of the agreements documenting conditions precedent and the contemplated transactions.

        The Joint Venture and New Vision Music have agreed in principle that the Joint Venture will purchase 2,834,908 shares of Common Stock held of record by New Vision Music (affiliated with the Newhouse Group) for an aggregate purchase price of $2,000,000.

        The Company will offer 1,645,000 shares of Common Stock to the Joint Venture and to Liberty, in accordance with the Company's obligations to afford Liberty preemptive rights. In the event Liberty elects to exercise its preemptive rights it will purchase up to 138,180 shares of Common Stock. If Liberty exercises such preemptive rights, the Joint Venture intends to purchase 1,500,000 shares plus an additional 6,820 shares of Common Stock. In the event Liberty fails to exercise such preemptive rights to purchase 138,180 shares of Common Stock, then the Joint Venture intends to purchase only 1,500,000 shares for an aggregate purchase price of $1,200,000.

        The Company has agreed to grant registration rights to the Joint Venture with respect to the 1,500,000 (or 1,506,820) shares the Joint Venture intends to purchase from the Company. In the event the Company files a registration statement for the sale of securities under the Securities Act of 1933, the Company will include in the registration statement an amount of such shares held by the Joint Venture as the Joint Venture may elect to include, subject to priority registration rights previously granted by the Company to Liberty and further subject to based on the number any limitations imposed by the underwriters participating in such registered offering of securities pursuant to a Registration Rights Agreement to be negotiated, which may include rights to register other shares owned by the Joint Venture.

        Under the Joint Venture Agreement, the shares of Common Stock acquired by contribution from the Partnership (2,834,908), by purchase from New Vision Music (2,834,908) and by purchase from the Company (1,500,000 or 1,506,820) will be held of record by the Joint Venture. The interests of the Partnership and StarNet in all of such shares will be determined in accordance with the allocation provisions of the Joint Venture Agreement which provides for allocations of profits, income, losses and deductions on an equal basis and distributions in accordance with capital accounts.

        The Joint Venture is a general partnership with the Partnership and StarNet as its sole general partners. The

Partnership's general partner is CEA Investors, which is controlled by Michaels. If for any reason Michaels ceases to control CEA Investors, the Partnership has agreed that the Chief Executive Officer of Communications Equity Associates, Inc. ("CEA") will be substituted in place of Michaels. Any other person seeking to acquire control of the Partnership will require the approval of StarNet, which approval will not be unreasonably withheld.

        The Partnership and StarNet intend to grant rights of refusal to each other with respect to any proposed transfer to a third party of their respective interests in the Joint Venture.

        Upon the closing of the purchase of the 1,500,000 (or 1,506,820) shares of Common Stock by the Joint Venture from the Company, all of the existing members of the Board of Directors will be asked to resign except for J. Patrick Michaels, Jr., Joel Rudich, Leonard Sokolow, Jules Haimovitz, and Joseph Furfaro. The number of members of Board of Directors will be reduced to seven and the remaining directors will appoint H.F. Lenfest and Alan McGlade (each nominees and affiliates of StarNet) to serve on the Board of Directors until the election of directors at the next annual meeting of shareholders of the Company.

        The Company intends to enter into a management agreement ("Management Agreement") with StarNet. StarNet will have management control of the Company's domestic operations for three years with a management fee of $300,000 per annum for the first year, paid in advance in equal monthly installments. The management fee for the second and third year will be as agreed upon by StarNet and the Company's Board of Directors, taking into account the performance and operating status of the Company, but the fee will not be less than $150,000 per year. The Joint Venture intends to cause the Board of Directors to elect H.F. Lenfest Chairman of the Board of Directors for three years and Michaels will be elected Vice Chairman. Alan McGlade of StarNet will be elected acting Chief Executive Officer. StarNet intends to search for an individual to serve as Chief Executive Officer or Chief Operating Officer as an employee of the Company.

        The Company intends to enter into certain business contracts with StarNet and companies or joint ventures affiliated with StarNet and the Partnership, whereby the Company will receive rights to use certain technology relating to its business, management services satellite time and uplink service, investment banking services and technology development assistance. These proposed arrangements and contracts are more fully described in Exhibit 3. The proposed arrangements regarding the national satellite uplink access and service, management contracts, technology development and investment banking relationships, are conditions precedent to the Joint Ventures' agreement to purchase Common Stock from the Company.

        Transfer of the shares held of record by the Partnership, to be contributed to the Joint Venture, and the shares held of record by New Vision Music, to be sold to the Joint Venture, is subject to rights of first refusal held by Venture LW Corporation, Video Holdings Corporation, the Partnership and New Vision Music pursuant to the Dissolution Agreement dated December 7, 1992 between such parties as to dissolution of VJN Partners. Waiver of such rights of first refusal is a condition precedent to the Joint Venture's closing of the proposed transactions. The Joint Venture intends to seek and expects to receive waiver and terminations of such rights of first refusal from all parties holding such rights. In any event, such rights of refusal expire on December 31, 1993.

Item 7. Material to Be Filed as Exhibits.

        Exhibit 1. Joint Filing Agreement with respect to the joint filing of
                   Schedule 13D and all amendments thereto.

        Exhibit 2. Letter of Intent dated July 23, 1993 between H.F. (Gerry)
                   Lenfest on behalf of StarNet, Inc. and accepted by CEA Investors Partnership II, Ltd. on July 26, 1993.

        Exhibit 3. Transmittal letter dated July 26, 1993 from CEA on behalf of the Joint Venture along with Company Letter of Intent dated July 23, 1993 from CEA Investors Partnership II, Ltd. and StarNet,Inc. to Board of Directors of Video Jukebox Network,
                    Inc.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:  /s/ H.F. Lenfest                       By:  /s/ Alan McGlade


As:  President                              As:  President


Dated:  7/28/93                             Dated:  7/28/93


H. F. LENFEST                               ALAN MCGLADE


 /s/ H.F. Lenfest                           /s/ Alan McGlade

Dated:  7/28/93                             Dated:  7/28/93

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                               (Amendment No. 1)*



                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                 August 6, 1993
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |X|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,545,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,928

11.  Aggregate amount beneficially owned by each reporting person

     10,652,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.1%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,545,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,928

11.  Aggregate amount beneficially owned by each reporting person

     10,652,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.1%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,545,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,928

11.  Aggregate amount beneficially owned by each reporting person

     8,694,193

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.1%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,545,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,928

11.  Aggregate amount beneficially owned by each reporting person

     10,652,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.1%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,545,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,928

11.  Aggregate amount beneficially owned by each reporting person

     10,652,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.1%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 1 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993, by StarNet, Lenfest, LCI and McGlade (including the exhibits thereto, the "July Statement"), and it also constitutes (directly and as incorporated by reference to the July Statement) an initial Statement on Schedule 13D by StarNet Interactive Entertainment, Inc. ("StarNet INT"), a newly formed, wholly-owned subsidiary of StarNet. This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as
Exhibit 5 hereto. Except as amended hereby, the contents of the July Statement are incorporated herein by reference. Any capitalized term not defined herein have the meaning given to it in the July Statement.

        This Amendment is filed to disclose changes in the status of negotiations and terms of proposed transactions with respect to which the Reporting Persons have agreed to act together to consummate. Items 7, 8, 9, 10, 11 and 13 of the cover pages for StarNet, Lenfest, LCI and McGlade filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Item 2 of the July Statement is hereby amended and restated in its entirety as follows:

Item 2. Identity and Background

        StarNet is the wholly-owned subsidiary of LCI. StarNet INT is the wholly-owned subsidiary of StarNet. Lenfest is the sole director of StarNet and StarNet INT and President, CEO and a director of LCI. McGlade is the President of StarNet and StarNet INT. Lenfest beneficially owns 50% of the common stock of LCI and, through contractual arrangements among the shareholders of LCI, has the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries. StarNet intends to assign all of its rights and obligations in, to and under the Joint Venture to StarNet INT with the result that StarNet INT, and not StarNet, will be a general partner along with the Partnership in the Joint Venture.

        StarNet and StarNet/CEA Partners (a joint venture to- be-formed, the "Joint Venture") and CEA Investors Partnership II, Ltd. ("Partnership") have agreed to act together to consummate the transactions described in this Schedule 13D. The Joint Venture, Partnership, CEA Investors, Inc. ("CEA Investors") and
J. Patrick Michaels, Jr. ("Michaels") will be filing a separate Schedule 13D.

        1. The principal place of business of StarNet is 1332 Enterprise Drive, Suite 200, West Chester, Pennsylvania 19380. The principal business occupation of StarNet is the production and distribution of television programming to cable television operators.

        2. LCI is located c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. The principal business of LCI is the ownership of various subsidiary companies engaged in operating cable television systems and related communications businesses. LCI is the sole stockholder of StarNet.

        3. The address of Lenfest is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Lenfest's present principal occupation is President and CEO of LCI, the sole stockholder of StarNet, and the Lenfest Group of Companies. In addition, Lenfest is the sole director of StarNet and StarNet INT and a director of LCI. Lenfest beneficially owns 50% of the common stock of LCI and, through contractual arrangements among the shareholders of LCI, has the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries. See Numbers 1 and 2 above and Number 5 below for the business and address of StarNet, LCI and StarNet INT, respectively. Lenfest is a citizen of the United States of America.

        4. McGlade's business address is 1332 Enterprise Drive, Suite 200, West Chester, Pennsylvania 19380. McGlade is the President of StarNet and StarNet INT, which is his present principal occupation. See Number 1 above and Number 5 below for the business and address of StarNet and StarNet INT. McGlade is a citizen of the United States of America.

        5. The principal place of business of StarNet INT is 1332 Enterprise Drive, Suite 200, West Chester, Pennsylvania 19380. The principal occupation of StarNet INT will be, if the transactions described in this Schedule 13D are consummated, to be a general partner in the Joint Venture.

        In addition to the Reporting Persons, Marguerite B. Lenfest ("Mrs. Lenfest"), John Malone ("Malone"), Harry F. Brooks ("Brooks") and Robert Mohollen ("Mohollen") are persons enumerated in Instruction C to this Schedule as to which the information called for in items 2 through 6 of this Schedule must be given.

        The business address of Mrs. Lenfest is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Mrs. Lenfest is a director and Secretary of LCI, which is her principal business occupation and Secretary of both StarNet and StarNet INT. See Numbers 1, 2 and 5 above for the business and address of StarNet, LCI and StarNet INT. Mrs. Lenfest is a citizen of the United States of America.

        Malone is a director of LCI. Malone's principal occupation is President of Tele-communications, Inc. ("TCI"). The business address of Malone and TCI is 5619 DTC Parkway, Englewood, Colorado 80111. Malone is a citizen of the United States of America.

        The business address of Brooks is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Brooks is the Executive Vice President of LCI which is his principal business occupation and Vice President of StarNet and StarNet INT. See Numbers 1, 2 and 5 above for the business and address of StarNet, LCI and StarNet INT. Brooks is a citizen of the United States of America.

        The business address of Mohollen is c/o The Lenfest Group of Companies, 202 Shoemaker Road, Pottstown, PA 19464. Mohollen is the Controller of LCI, which is his principal business occupation and Treasurer of StarNet and StarNet INT. See Numbers 1, 2 and 5 above for the business and address of StarNet, LCI and StarNet INT. Mohollen is a citizen of the United States of America.

        None of StarNet, LCI, Lenfest, McGlade, StarNet INT, Mrs. Lenfest, Malone, Brooks and Mohollen has, during the last five years, (i) been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

        Liberty Program Investments, Inc. ("Liberty") is a record owner of shares of Common Stock of the Company. Liberty is an affiliate of Liberty Cable, Inc., a Wyoming corporation ("Liberty Cable"), the beneficial owner of 50% of the outstanding Common Stock of LCI. The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture.

        In connection with the transactions contemplated in connection with the formation of the Joint Venture, the Partnership has informed the Reporting Persons that the Partnership intends to acquire an irrevocable voting proxy from Venture LW Corporation a beneficial owner of shares of the Company's Common Stock. Venture LW Corporation may be deemed to be a member of the group by reason of the discussions concerning its contemplated grant of an irrevocable proxy and other agreements to be entered into with the Partnership and the Joint Venture; however, the Reporting Persons do not believe Venture LW Corporation is a member of the group solely by reason of such discussions or agreements or for any other reason. The Reporting Persons believe that Venture LW Corporation will disclaim participation in the group.

        In connection with the transactions contemplated in connection with the formation of the Joint Venture, the Partnership has informed the Reporting Persons that the Partnership intends to acquire an irrevocable voting proxy from Video Holding Corporation ("VHC"), a beneficial owner of shares of the Company's Common Stock. VHC may be deemed to be a member of the group by reason of its discussions with the concerning its contemplated grant of an irrevocable proxy and other agreements to be entered into with the Partnership and the Joint Venture; however, the Reporting Persons do not believe VHC is a member of the group solely by reason of such discussions or agreements or for any other reason. The Reporting Persons believe that VHC will disclaim participation in the group.

        Each of the Reporting Persons expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment.

        Item 3 of the July Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds or Other Consideration

        If the Joint Venture successfully concludes the agreements and arrangements described herein with the Company and certain of the other shareholders of the Company the Joint Venture intends to use an aggregate of approximately $3,242,000 of capital (a) to purchase 2,114,520 shares of Common Stock (2,834,908 shares in the event certain rights of refusal are not exercised) for an aggregate price of approximately $1,491,794 or

$.7055 per share from New Vision Music, which shares are subject to rights of refusal described in Item 6, and (b) to purchase from the Company for cash, and to acquire the right to purchase pursuant to certain convertible notes from the Company ("Convertible Notes"), up to 2,187,500 shares of Common Stock for an aggregate purchase price and conversion price of $1,750,000 or $.80 per share.

        In order to accommodate the potential exercise of certain preemptive rights by Liberty, the Joint Venture and the Reporting Persons expect to negotiate an arrangement for the Company to offer an aggregate of 2,386,537 shares of Common Stock to the Joint Venture and Liberty, provided Liberty will be entitled to purchase up to approximately 8.34% or 199,037 shares of Common Stock out of such 2,386,537 shares. Whether or not Liberty exercises such preemptive rights, the Joint Venture intends to purchase up to an aggregate of 2,187,500 shares, including shares underlying the Convertible Notes.

        The source of funds for the proposed purchase of shares from New Vision Music and from the Company and the for the proposed purchase of Convertible Notes from the Company, in excess of $3,200,000 will be capital of the Joint Venture contributed equally by the Partnership and StarNet INT.

        The source of funds for the capital contribution by StarNet INT to the Joint Venture will be an interest bearing loan from LCI, its indirect parent corporation. The source of funds of LCI will use in the making of loan will be working capital.

        The Partnership has informed the Reporting Persons that it has negotiated an agreement in principle, subject to a number of conditions, including the execution of definitive agreements, to acquire an irrevocable proxy to vote the shares of Common Stock beneficially owned by Venture LW Corporation. Venture LW Corporation presently beneficially owns 1,417,453 shares of Common Stock, and the Reporting Persons believe that, if the Joint Venture successfully concludes an agreement for the purchase of shares of Common Stock beneficially owned by New Vision, Venture LW Corporation will acquire approximately 360,194 shares of Common Stock from New Vision Music pursuant to the exercise of certain rights of refusal described in Item 6 (1,777,647 shares in the aggregate). The Partnership does not intend to pay monetary consideration for the proxy from Venture LW Corporation; however, the Partnership has informed the Reporting Persons that it expects that the definitive agreement with Venture LW Corporation will provide that Venture LW Corporation will grant to the Partnership an irrevocable proxy and certain rights of refusal on proposed sales by Venture LW Corporation or any of its shares of Common Stock (which right of refusal will be assignable to the Joint Venture) and that Venture LW Corporation will waive (or not exercise) certain rights of refusal it may have in consideration of the substantial financial investment in the Company and for other arrangements with the Company to be made by the Joint Venture and its affiliates and the grant by the Partnership of certain so-called "tag along" rights in favor of Venture LW Corporation in the event of certain transactions involving the sale or registration of or merger affecting the shares of Common Stock held by the Joint Venture or the sale of the Partnership's interest in the Joint Venture. The Partnership has notified the Reporting Persons that the Partnership intends to request that the Joint Venture confirm directly to Venture LW Corporation the grant of such tag-along rights.

        The Partnership has informed the Reporting Persons that it has had discussions with VHC with respect to the grant by VHC of an irrevocable proxy to vote the 720,387 shares of Common Stock beneficiary owned by VHC, the 550,582 shares of Common Stock VHC may acquire upon conversion of certain convertible debt instruments issued by the Company to VHC and 360,194 shares of Common Stock which VHC may acquire from New Vision Music pursuant to the exercise of certain rights of refusal described in Item 6 (1,631,162 shares in the aggregate).

        Based on the Partnership's discussions with VHC, the Reporting Persons expect that the Partnership and the Joint Venture will reach an agreement in principle with VHC subject to a number of conditions including the execution of definitive agreements, for the grant by VHC to the Partnership of an irrevocable proxy and rights of first refusal and the waiver of certain rights of refusal, in consideration of the agreements of the Partnership and the Joint Venture with the Company and VHC, all on terms substantially similar to those contained in the arrangements with Venture LW Corporation described above and in Item 6.

        Item 4 of the July Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction.

        The principal purposes of the Joint Venture and the Reporting Persons remain as set forth in Item 4 of the July Statement. Certain aspects of the transactions require prior approval of the Federal Communications Commission ("FCC"). The Joint Venture, the Joint Venture does not intend to close those aspects of the contemplated transactions without first obtaining FCC approval. After the transactions contemplated are consummated, the Joint Venture will have the right, by ownership or proxy, to vote a majority of the outstanding shares of Common Stock and therefore to elect all directors of the Company.

        The Joint Venture and the Reporting Persons reserve the right to, and may in the future, change their purposes or plans with respect to their investment in or proxies for shares of Common Stock, including without limitation the acquisition of additional shares of Common Stock. The Joint Venture and the Reporting Persons may seek voting proxies from additional shareholders in connection with their purposes and plans or otherwise. Except for the foregoing, as of the date of this statement, the Joint Venture and the Reporting Persons have no present plans or proposals which relate to or would result in any of the actions described in paragraphs (a) through (j) of Item 4 of Schedule 13D.

        Item 5 of the July Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer.

        As described in Item 6 herein, if the Joint Venture successfully concludes the transactions described herein, the Joint Venture expects to acquire a proxy to vote the 1,417,453 shares of Common Stock beneficially owned by Venture LW Corporation and the 360,194 shares of Common Stock which the Reporting Persons believe that Venture LW Corporation will acquire from New Vision Music pursuant to the exercise of certain rights of refusal; will acquire 2,834,908 shares from the Partnership as a capital contribution to the Joint Venture; expects to purchase and acquire the right to purchase pursuant to one or more Convertible Notes up to 2,187,500 shares from the Company; expects to purchase approximately 2,114,520 shares from New Vision Music; and expects to acquire proxies (a) to vote the 720,387 shares of Common Stock beneficially owned by VHC, (b) the 360,194 shares which the Reporting Persons believe that VHC expects to acquire from New Vision Music pursuant to the exercise of certain rights of refusal, and (c) the 550,582 shares of Common Stock the Reporting Persons believe that VHC will acquire upon conversion of a convertible note issued by the Company to VHC. Assuming the consummation of the foregoing transactions and the issuance of the shares to Michaels described in the July Statement, the aggregate number of shares of Common Stock issued and outstanding will be 17,161,744. Assuming the consummation of the foregoing transactions, including the conversion of the Convertible Notes, and as a result of the rights granted to the Joint Venture to acquire the proxy and shares described above, the Reporting Persons and the Joint Venture may be deemed to beneficially own 10,652,662 shares of Common Stock, to have shared power to vote or to direct the vote with respect to

10,545,738 shares of Common Stock, to have shared power to dispose or to direct the disposition with respect to 7,136,928 shares of Common Stock and to have no shares of Common Stock for which any such Reporting Person has sole voting power or sole dispositive power.

        Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person, including, without limitation, the shares of Common Stock previously disclosed in the July Statement and the shares of Common Stock purchasable by Liberty in the event it exercises its preemptive rights with respect to the contemplated sale of 2,187,500 shares by the Company, directly or through conversion of the Convertible Notes. The Reporting Persons specifically disclaim beneficial ownership of any shares of Common Stock owned by Liberty.

        Because of the contractual arrangements between the stockholders of LCI granting to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, the Reporting Persons believe that Mrs. Lenfest, Malone, Brooks and Mohollen do not posses any beneficial ownership in the shares of Common Stock beneficially owned by the Reporting Persons.

        Item 6 of the July Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

        583,333 shares of Common Stock beneficially owned by VHC and 583,333 shares beneficially owned by Venture LW Corporation are also subject to the "pledge" in favor of Peters and are held in escrow along with the 1,166,667 shares beneficially owned by the Partnership and the 1,166,667 shares beneficially owned by New Vision Music. The Joint Venture expects that New Vision music will pay its portion of the Note held by Peters. The Partnership has informed the Reporting Persons that it intends to pay its portion of the Note. The Joint Venture and the Partnership intend to make it a condition to the consummation of the various transactions with Venture LW Corporation and VHC that they will pay their portion of the Note. Assuming the Note held by Peters is paid in full, the escrow will be terminated and all of such shares will be released.

        Since the July Statement was filed, the Joint Venture delivered to New Vision Music its formal written offer to purchase 2,834,908 shares of Common Stock from New Vision Music for an aggregate price of $2,000,000 or approximately $.7055 per share. Notwithstanding the Joint Venture's prior belief concerning its proposed arrangement with New Vision Music, New Vision Music has informed the Joint Venture that it will not be in a position to give formal consideration to the formal written offer until the week of August 9, 1993 and the Joint Venture expects a formal response from New Vision Music on or about August 11, 1993. The closing of all of the contemplated transactions described in the July Statement and in this Amendment is contingent on New Vision Music's sale of such 2,834,908 shares on substantially the terms contained in the written offer.

        The Joint Venture expects that it or the Partnership will enter into arrangements with Venture LW Corporation and VHC with respect to the proposed purchase by Venture LW Corporation and VHC of a portion of the 2,834,908 shares the Joint Venture has offered to purchase from New Vision Music. Under the Dissolution Agreement, dated as of December 7, 1992, among the partners of VJN Partners (consisting of VHC, Venture LW Corporation, New Vision Music and the Partnership), Venture LW Corporation and VHC have certain rights of refusal with respect to transfers of certain of the shares of the Company's Common Stock held beneficially by any of such former partners occurring within one year of the date of such Dissolution Agreement. Since the July Statement was filed, Venture LW Corporation and VHC have each expressed interest to the Partnership in exercising at least part of such rights of refusal. Based on discussions to date, the Joint Venture and the Partnership believe that Venture LW Corporation intends to purchase 360,194 shares of Common Stock and that VHC intends to purchase 360,194 shares of Common Stock out of the 2,834,908 shares the Joint Venture has offered to purchase from New Vision Music. Accordingly, the Joint Venture expects to purchase 2,114,520 shares from New Vision Music.

        The Joint Venture expects that the purchase price payable to New Vision Music by the Joint Venture, Venture LW Corporation and VHC will be $.7055 per share of Common Stock, or an aggregate of $2,000,000 for all 2,834,908 shares.

        In the event that Venture LW Corporation does acquire any shares of Common Stock from New Vision Music, the Partnership and Joint Venture expect that such shares will be subject to the irrevocable proxy, right of refusal and co-sale arrangements negotiated with respect to the shares of Common Stock presently beneficially owned by Venture LW Corporation. Such proposed arrangement is more specifically described in Item 3 above.

        As noted in Item 3 above, the Partnership has informed the Reporting Persons that it is currently in discussions with

VHC and, subject to a number of conditions, expects that, if the proposed transactions described herein are consummated, VHC and the Partnership and the Joint Venture will enter into irrevocable proxy, right of refusal and co-sale arrangements containing terms substantially the same as those contained in the arrangements with Venture LW Corporation described above. Further, the Reporting Persons expect that VHC will exercise its right to convert the Company's convertible note presently held by VHC into 550,582 shares of Common Stock and that VHC will purchase approximately 360,194 of the shares of Common Stock the Joint Venture has offered to purchase from New Vision Music and that all of such shares will be subject to the irrevocable proxy, right of refusal and co-sale arrangements. All of such arrangements are subject to the negotiation of definitive agreements.

        The Company did not sign and return the Company Letter of Intent by the close of business on Tuesday, July 27, 1993 and the Joint Venture has not withdrawn its offer set forth in the Company Letter of Intent. Discussions and negotiations among the Company and the Partnership and StarNet are continuing. The Partnership and StarNet delivered a letter dated August 6, 1993 ("Extension Letter") (attached hereto as Exhibit 2) to the Company. The Extension Letter specifies August 12, 1993 (or such later date as the parties may agree) as the date for execution of a definitive Stock Purchase Agreement and sets forth the terms of the proposed transactions with the Company.

        To comply with certain requirements of the Federal Communications Commission ("FCC") which may apply to the transactions contemplated, the Joint Venture has proposed that the transactions be structured to permit (a) prompt consummation of those aspects which can be closed without prior FCC approval and
(b) deferred consummation of those aspects which may require prior FCC approval.

        Under FCC rules applicable to the Company, the acquisition of control of the Company by the Joint Venture and the proposed Management Agreement between the Company and StarNet would constitute a change of control which will require FCC approval with respect to the transfer of certain low-power television station licenses ("LPTV Licenses") held by the Company. The Extension Letter contemplates that the proposed Management Agreement will not take effect until FCC approval is obtained or events occur which eliminate the need for FCC approval, and that pending FCC approval, the Company will enter into a Consulting Agreement with StarNet, pursuant to which StarNet will advise the Company's management, for a consulting fee of $25,000 per month.

        No action will be taken by the Joint Venture or directors to appoint H.F. Lenfest and Alan McGlade to serve on the Board of Directors of the Company or to serve as officers of the Company until after required FCC Approval is obtained or is no longer required.

        As provided in the Extension Letter, the Joint Venture has expressed its interest and intent to increase the total cash investment by the Joint Venture in the Company up to $1,750,000, part of which may be used to purchase shares of Common Stock at a price of $.80 per share, and part of which may be used to purchase one or more Convertible Notes of the Company convertible into shares of Common Stock at a price of $.80 per share. As a result, the Joint Venture would acquire a maximum aggregate number of 2,187,500 shares.

        The Joint Venture intends to seek the Company's commitment in the definitive Stock Purchase Agreement that, in the event FCC approval is not obtained within a reasonable period of time, the Company will spin-off or otherwise divest itself (the "Spin-Off") of the LPTV Licenses. Upon the Company's receipt of FCC approval or upon disapproval of the FCC and/or the consummation of the Spin-Off of the LPTV Licenses, the Joint Venture intends to convert the Convertible Notes and acquire the shares of Common Stock underlying such Convertible Notes.

        The transactions contemplated by the Joint Venture with respect to the Company are subject to (i) the waiver of modification of certain rights of refusal held by VHC and Venture LW Corporation in connection with which the Joint Venture believes that VHC and Venture LW Corporation will each purchase approximately 360,194 shares of Common Stock, respectively, from New Vision Music, and (ii) the sale of by New Vision Music of its 2,834,908 shares of Common Stock.

        Assuming all transactions proceed, the Reporting Persons expect that the Company will offer 2,386,537 shares of Common Stock to the Joint Venture and to Liberty, in accordance with the Company's obligations to afford Liberty preemptive rights. Liberty may elect to exercise its preemptive rights to purchase up to 199,037 shares of Common Stock. Whether or not Liberty exercises such preemptive rights, the Joint Venture intends to purchase from the Company a portion of 2,187,500 shares and one or more Convertible Notes convertible into a number of shares not exceeding the balance of such 2,187,500 shares.

        The registration rights to be granted to the Joint Venture under a proposed Registration Rights Agreement between the Joint Venture and the Company will include the shares the

Joint Venture intends to purchase and the shares underlying one or more Convertible Notes the Joint Venture intends to purchase from the Company.

        In the event all transactions contemplated are consummated the shares of Common Stock acquired by contribution from the Partnership (2,834,908), by purchase form New Vision Music (expected to be 2,114,520) and by purchase from the Company (expected to be 2,187,500) will be held of record by the Joint Venture.

        The Joint Venture is being formed as a Delaware general partnership with the Partnership and StarNet INT, as its sole general partners.

        Except as specifically modified, amended or supplemented by this Amendment No. 1, all of the information in the July Statement is hereby confirmed.

Item 7.  Material to be Filed as Exhibits.

        Exhibit 4. Letter, dated August 6, 1993, from CEA Investors Partnership
                   II, Ltd. and StarNet, Inc. to Board of Directors of Video Jukebox Network, Inc.

        Exhibit 5. Joint Filing Agreement with respect to the joint filing of
                   Schedule 13D and all amendments thereto.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:  /s/ H.F. Lenfest                       By:  /s/ Alan McGlade


As:  President                              As:  President


Dated:  8/9/93                              Dated:  8/9/93


H. F. LENFEST                               ALAN MCGLADE



 /s/ H.F. Lenfest                           /s/ Alan McGlade


Dated:  8/9/93                              Dated:  8/9/93


                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:  /s/ Alan McGlade

                                            As:   President

                                            Dated:   8/9/93

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                               (Amendment No. 2)*



                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5700
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                 August 30, 1993
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,036,928

11.  Aggregate amount beneficially owned by each reporting person

     10,452,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.8%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,036,928

11.  Aggregate amount beneficially owned by each reporting person

     10,452,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.8%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,036,928

11.  Aggregate amount beneficially owned by each reporting person

     10,452,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.8%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,036,928

11.  Aggregate amount beneficially owned by each reporting person

     10,452,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.8%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,738

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,036,928

11.  Aggregate amount beneficially owned by each reporting person

     10,452,662

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.8%

14   Type of reporting person

     CO

        This statement on Schedule 13D constitutes Amendment No. 2 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"; the July Statement as amended by the August Amendment is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment is filed to disclose the final terms and the consummation of the transactions with respect to which the Reporting Persons acted together to consummate. Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds or Other Consideration

        The Joint Venture used $3,361,616 of capital (a) to purchase 2,014,520 shares of Common Stock ("Purchased NVM Shares") for an aggregate purchase price of $1,611,616 or $.80 per share from New Vision Music, and (b) to purchase 687,500 shares of Common Stock ("Purchased Company Shares") for an aggregate purchase price of $550,000 or $.80 per share from the Company, and (c) to purchase from the Company its $1,200,000 convertible promissory note (the "Convertible Note"), which is convertible into 1,500,000 shares of Common Stock ("Convertible Company Shares") at the conversion rate of $.80 per share with respect to principal and is convertible into additional shares of Common Stock at the conversion rate of $1.25 per share with respect to accrued interest, if not paid by the Company.

        The Joint Venture entered into a Stock and Note Purchase Agreement with the Company, dated August 24, 1993 (the "Stock and Note Purchase Agreement") (copy filed as Exhibit 6), relating to the purchase of the Purchased Company Shares and the Convertible Note. On August 24, 1993 the Company notified Liberty of its right to purchase up to 62,554 shares of Common Stock at a purchase price of $.80 per share and up to $109,186 in principal amount of a convertible note, which note would be convertible on the same terms as the Convertible Note purchased by the Joint Venture. This notice was delivered to Liberty by the Company in accordance with its existing preemptive rights.

        In consideration for the Partnership's capital con- tribution of 2,834,908 shares of Common Stock to the Joint

Venture, and for an additional cash capital contribution, the Partnership acquired a 50% interest in the Joint Venture.

        In consideration of StarNet INT's capital contribution of $3,200,000 in cash, and additional cash contribution, StarNet INT acquired a 50% interest in the Joint Venture.

        The source of funds for the purchase of the Purchased NVM Shares, the Purchased Company Shares and the Convertible Note, in excess of $3,200,000 was capital of the Joint Venture contributed equally by the Partnership and StarNet INT.

        The Partnership entered into an Irrevocable Proxy, Right of Refusal and Tag-Along Agreement, dated as of August 27, 1993, with Venture LW Corporation ("VLW") and Louis Wolfson III ("Wolfson") and joined by the Joint Venture (the "VLW Proxy Agreement") (copy filed as Exhibit 7). The Partnership entered into an Irrevocable Proxy, Right of Refusal and Tag-Along Agreement, dated as of August 27, 1993, with Video Holdings Corporation ("VHC"), Mark Blank, Andrew Blank and Tony Blank (the "Blanks") and Robert Puck ("Puck") and joined by the Joint Venture (the "VHC Proxy Agreement") (copy filed as Exhibit 8).

        Under the VLW Proxy Agreement, the Partnership acquired from VLW and Wolfson an irrevocable voting proxy effective August 30, 1993 ("Proxy Effective Date") as to 1,000,000 shares of Common Stock and an irrevocable voting proxy (the "Deferred VLW Proxy") effective on a deferred date as to 727,647 shares of Common Stock, for an aggregate of 1,727,647 shares. Under the VHC Proxy Agreement, the Partnership acquired from VHC, the Blanks and Puck an irrevocable voting proxy effective on the Proxy Effective Date as to 1,000,000 shares of Common Stock and an irrevocable voting proxy (the "Deferred VHC Proxy") effective on a deferred date as to 581,163 shares of Common Stock, for an aggregate of 1,581,163 shares.

        The Partnership acquired the voting proxies and right of refusal on proposed transfers of the shares of Common Stock which are subject to the VLW Proxy Agreement and the VHC Proxy Agreement, respectively, in consideration for the grant to VLW and Wolfson and the grant to VHC, the Blanks and Puck of tag-along rights permitting them to sell proportionate amounts of such shares in the event of certain transactions involving the sale or registration for sale of shares of Common Stock by the Joint Venture; any merger or consolidation of the Company with any other corporation, or any sale, exchange, transfer or other action affecting a majority of the outstanding Common Stock of the Company in which the Joint Venture or certain of its transferees participates; any sale or transfer by the Partnership or certain of its transferees of its interests in the Joint venture; any sale or transfer or disposition of the interests of CEA Investors in the Partnership; or any sale or transfer of the common stock of CEA Investors. In addition, under certain circumstances the Joint Venture cannot vote its shares of Common Stock of the Company or permit its representatives on the Company's Board of Directors to approve a "Going Private Transaction" (as defined in the VLW and VHC Proxy Agreements) unless the Joint Venture or the Partnership shall have first made an offer or caused a third party to make an offer to purchase the shares of Common Stock subject to the Proxy Agreements at a price determined in accordance with such agreements.

     Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4.  Purpose of Transaction.

        The principal purposes of the Joint Venture remain as set forth in Item 4 of the Original Statement. The Joint Venture must obtain prior approval of the Federal Communications Commission ("FCC") before acquiring control of the Company because the Company holds FCC licenses for the Company's low power television stations ("LPTV Licenses"). When FCC approval is obtained, or no longer required, the Joint Venture intends to covert the Convertible Note and acquire the underlying 1,500,000 Convertible Company Shares and to cause the Deferred VLW and VHC Proxies to become effective with respect to 727,647 shares of Common Stock subject to the VLW Proxy Agreement and 581,163 shares of Common Stock subject to the VHC Proxy Agreement. Based on the number of shares of Common Stock issued and outstanding, upon the consummation of such action the Joint Venture will have the right, by ownership or proxy, to vote a majority of the outstanding shares of Common Stock and therefore to elect all directors of the Company.

        Effective August 30, 1993, the date of the closing of the transaction under the Stock and Note Purchase Agreement, David O. Deutsch and Robert J. Puck resigned as members of the Board of Directors and Jules Haimovitz resigned as Acting President and Acting Chief Operating Officer of the Company. J. Patrick Michaels, Jr., Acting Chief Executive Officer and a Director, was elected to serve as Acting President and Acting Chief Operating Officer.

        Upon conversion of the Convertible Note and the Joint Venture's acquisition of control of a majority of the outstanding shares of Common Stock, the Company has agreed, pursuant to the Stock and Note Purchase Agreement, to use its best efforts to assure that the Board of Directors will fix the number of Directors constituting the Board of Directors at seven (7) and elect H.F. Lenfest and Alan McGlade, designees of the Joint Venture, to fill the two vacancies, and that H.F. Lenfest will be designated Chairman, J. Patrick Michaels, Jr. will be designated Vice Chairman and Alan McGlade will be designated Acting Chief Executive Officer.

        The Reporting Persons reserve the right to, and may in the future, change their purposes or plans with respect to their investment in or proxies for shares of Common Stock, including without limitation the acquisition of additional shares of Common Stock. The Reporting Persons may seek voting proxies from additional shareholders in connection with their purposes and plans or otherwise. Except for the foregoing, as of the date of this Amendment, the Reporting Persons have no present plans or proposals which relate to or would result in any of the actions described in paragraphs (a) through (j) of Item 4 of Schedule 13D.

        Item 5 of the Original Statement is hereby amended and supplemental as follows:

Item 5. Interest in Securities of the Issuer.

        On August 25, 1993 VHC acquired from the Company 550,582 shares of Common Stock upon conversion of a convertible note issued by the Company. The Company issued 100,000 shares of Common Stock to Michaels in July 1993.

        As described in Item 6 herein, the Partnership acquired: (a) proxies effective August 30, 1993 to vote the following shares of Common Stock (i) 689,806 shares previously owned by VLW, (ii) 310,194 shares purchased by Wolfson from NVM, (iii) 689,806 shares previously owned by VHC, (iv) 96,732 shares purchased by Mark Blank from NVM, (v) 96,731 shares purchased by Andrew Blank from NVM, (vi) 96,731 shares purchased by Tony Blank from NVM, and (vii) 20,000 shares purchased by Robert Puck from NVM (2,000,000 shares in the aggregate);
(b) the Deferred VLW Proxy and Deferred VHC Proxy, effective on the Deferred Proxy Effective Date (as defined in each of the VLW and VHC Proxy Agreements), to vote the following shares of Common Stock (i) 727,647 shares owned by VLW, and (ii) 581,163 shares owned by VHC, respectively.

        The Joint Venture acquired: (a) 2,834,908 shares of Common Stock from the Partnership as a capital contribution; (b) the 687,500 Purchased Company Shares from the Company; (c) the 2,104,520 Purchased NVM Shares; and (d) the right to acquire by conversion of the Convertible Note 1,500,000 Convertible Company Shares. The Partnership also agreed to vote the shares of Common Stock covered by each of the VLW and VHC Proxy Agreements in accordance with the determinations of the Joint Venture's participants.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of August 30, 1993 was approximately 15,685,898. Assuming conversion by the Joint Venture of the Convertible Note and the issuance of the 1,500,000 Convertible Company Share, the aggregate number of shares of Common Stock issued and outstanding will be 17,185,898. Assuming such conversion and the triggering of the Deferred Proxy Effective Date with respect to each of the Deferred VLW and VHC Proxies, each of the Reporting Persons may be deemed to beneficially own 10,452,662 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 10,345,738 shares of Common Stock, to have shared power to dispose or to direct the disposition with respect to 7,036,928 shares of Common Stock and to have no shares of Common Stock for which any such Reporting Persons has sole voting power or sole dispositive power.

        Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person, including, without limitation, (a) the shares of Common Stock purchasable by Liberty in the event it exercises its preemptive rights with respect to the sale of 687,500 shares and the $1,200,000 Convertible Note by the Company to the Joint Venture, (b) the shares which may be acquired by the Joint Venture (and by Liberty pursuant to related preemptive rights) in the event the Company fails to pay interest under the Convertible Note and the Joint Venture elects to convert such interest into share of Common Stock at the conversion price of $1.25 per share, and (c) any shares which may be purchasable by StarNet (and by Liberty pursuant to related preemptive rights) in the event the Company elects to issue a convertible note to Digital Satellite Network ("DSN"), a division of StarNet, in consideration for deferral of payments due under the Service Agreement, dated August 24, 1993 (effective as of August 30, 1993), between the Company and DSN relating to the provision of satellite transponder service by DSN to the Company, at a conversion price of $1.25 per share.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

        On August 30, 1993 VHC, VLW, NVM and the Partnership each paid their respective obligations under the Note held by Peters, which resulted in payment in full of such Note and the release from escrow of the 583,333, 583,333, 1,166,667 and 1,166,667 shares of Common Stock beneficially owned by such parties, respectively. VHC, VLW, NVM and the Partnership entered into a Note Payment and Termination of Rights of Refusal Agreement, dated as of August 27, 1993 (the "Rights Termination Agreement") (copy filed as Exhibit 9), pursuant to which the parties agreed irrevocably and permanently to waive and terminate all rights of refusal under the Dissolution Agreement, dated as of December 7, 1992, between such parties, the former partners of VJN Partners, as such rights of refusal related to the transactions described in this Amendment or otherwise.

        Pursuant to the Rights Termination Agreement, each of VLW and VHC agreed to waive their respective rights of refusal with respect to the proposed purchase of shares of Common Stock from NVM by the Joint Venture. The parties agreed that VHC, VLW or related parties would be entitled to purchase a certain number of shares of Common Stock from NVM at $.80 per share (as noted in Item 4 above) free of any rights of refusal. The Company agreed to sell an additional 687,500 shares of Common Stock to the Joint Venture.

        Pursuant to a Stock Purchase letter agreement, dated August 27, 1993, between the Joint Venture and NVM (copy filed as Exhibit 10), on August 30, 1993 the Joint Venture acquired 2,014,520 shares of Common Stock from NVM at $.80 per share. The Reporting Persons understand that, also on August 30, 1993, Wolfson acquired 310,194 shares of Common Stock from NVM at $.80 per share; and Mark Blank , Andrew Blank, Tony Blank and Robert J. Puck acquired 96,732, 96,731, 96,731 and 20,000 shares of Common Stock, respectively, from NVM at $.80 per share.

        Pursuant to the VLW Proxy Agreement, (a) VLW and Wolfson granted the Partnership an irrevocable voting proxy effective on August 30, 1993, the Proxy Effective Date, with respect to 689,806 shares of Common Stock owned by VLW and 310,194 shares owned by Wolfson, and (b) VLW granted the Partnership an irrevocable voting proxy, effective on the "Deferred Proxy Effective Date" as defined in the VLW Proxy Agreement, with respect to 727,647 shares of Common Stock owned by VLW. The Deferred Proxy Effective Date will be that date, on or before the first anniversary of the Proxy Effective Date, as specified by written notice from the Partnership on or after the date on which either the FCC shall have granted approval to the change of control of the Company to the Joint Venture or when no FCC approval is required because the Company shall have effectuated a disposition of its operations subject to licensing and regulation by the FCC.

        Pursuant to the VHC Proxy Agreement, (a) VHC, the Blanks and Puck granted the Partnership in irrevocable voting proxy effective on the Proxy Effective Date with respect to 689,806 shares of Common Stock owned by VHC and 96,732, 96,731, 96,731 and 20,000 shares owned by Mark Blank, Andrew Blank, Tony Blank and Robert Puck, respectively, and (b) VHC granted the Partnership an irrevocable voting proxy effective on the Deferred Proxy Effective Date (defined as described above in the discussion of the VLW Proxy Agreement) with respect to 581,163 shares of Common Stock.

        The Partnership has agreed to vote the shares of Common Stock covered by each of the VLW and VHC Proxy Agreements in the same manner as the Joint Venture votes its shares of Common Stock.

        Under the VLW and VHC Proxy Agreements the Partnership acquired first rights of refusal with respect to proposed transfers of shares of Common Stock whether to a third party in a private transfer, to the public in a brokered sale under Rule 144 promulgated under the Securities Act of 1933 ("Rule 144 Sales"), by VLW and Wolfson ("VLW Grantors") and by VHC, the Blanks and Puck (the "VHC Grantors") and by their affiliates ("Grantor Transferees") who agree to be bound by the terms of the respective Proxy Agreement, except with respect to transfers to such Grantor Transferees. The VLW Grantors and VHC Grantors each agreed to limit the frequency and number of their proposed Rule 144 Sales. Under each of the VLW and VHC Proxy Agreements, the Partnership agreed to limit, and to cause the Joint Venture to limit, the number of shares they may sell under Rule 144 Sales to the extent any aggregation of such sales with proposed Rule 144 Sales by any of the VLW Grantors, and their respective Grantor Transferees, and VHC Grantors would be required.

        In a Supplemental Letter Agreement among VLW, Wolfson, the Partnership, CEA Investors and the shareholders of CEA Investors and VLW ("Supplemental VLW Agreement") (copy of form filed as Exhibit 11), the parties extended first rights of refusal to proposed transfers of capital stock of VLW of any corporate VLW Grantor Transferee. In a Supplemental Letter Agreement among VHC, the Blanks, Puck, the Partnership, CEA Investors and the shareholders of CEA Investors and VHC ("Supplemental VHC Agreement") (copy of form filed as Exhibit
12), the parties extended first rights of refusal to proposed transfers of capital stock of VHC or any corporate VHC Grantor Transferee.

        Under each of the VLW and VHC Proxy Agreements, the Partnership designated the Joint Venture as its initial designee for exercise of the first rights of refusal and the Joint Venture agreed to be bound by the terms of the Proxy Agreement relating to rights of refusal, tag-along rights and "Going Private Transactions" (as defined in each of the VLW and VHC Proxy Agreements).

        The irrevocable proxies granted to the Partnership under the Proxy Agreements include a limited power of substitution of permitted designees including Michaels (as long as he is the Chief Executive Officer or controlling stockholder of CEA), the Trustee of the John P. Michaels, Jr. Family Trust or any other person who is the Chairman, President or Chief Executive Officer of CEA or CEA Investors. The proxy granted under each of the VLW and VHC Proxy Agreements may be assigned, as to a proportionate amount of shares subject to the proxy, to a person or related group ("Major Block Transferee") in connection with a transfer of more than 25% of the Company's outstanding Common Stock within a six month period, with respect to which each separate VLW and VHC Grantor group elected not to exercise their tag-along rights; provided the Major Block Transferee is required to assume obligations of the Partnership and the Joint Venture with respect to any Going Private Transactions as set forth in such Proxy Agreements. Unless terminated earlier the proxies will terminate on June 30, 2003.

        The proxies cover the shares identified above and any shares acquired in respect of such shares such as by merger, consolidation, spin-off, stock split, reclassification, share exchange or other reconstitution of capital stock.

        Under each of the VLW and VHC Proxy Agreements, each of the respective VLW and VHC Grantors and Grantor Transferees received certain "Tag-Along Rights" to include a proportionate amount of their shares of Common Stock in certain sale, transfer or disposition transaction by: (a) the Joint Venture's "Selling

Group" (as defined in the VLW and VHC Proxy Agreements) with respect to shares of Common Stock of the Company; (b) the Partnership and any "CEA Transferee" (as defined in the VLW and VHC Proxy Agreements) with respect to any partnership interest in the Joint Venture; (c) CEA Investors or any CEA Transferee with respect to any partnership interest in the Partnership; and (d) the Selling Group with respect to the inclusion of shares of Common Stock for sale in a registration statement to be filed by the Company under the Securities Act of 1933. Under the terms of the Supplemental VLW Agreement and the Supplemental VHC Agreement, the Tag-Along Rights were extended to any proposed sale, transfer or disposition of shares of Common Stock of CEA Investors or capital stock of a corporate CEA Transferee.

        In the event of a proposed Going Private Transaction, the Joint Venture will not vote its shares of Common Stock in favor of, and, to the extent the Joint Venture can control the decision through its representatives on the Company's Board of Directors, will cause the Company or such directors not to approve, the proposed Going Private Transaction unless: the Joint Venture, or the Partnership shall first, at their option, make an offer or cause a third party to make an offer to purchase all of the shares of Common Stock subject to the proxy or rights of refusal under the VLW and VHC Proxy Agreements at a purchase price determined in accordance with a formula included in each of the VLW and VHC Proxy Agreements. The VLW and VHC Grantors may accept or reject the offers in whole or in part. The Going Private Transaction may then proceed so long as the offer was made and rejected or, if accepted, such sale is closed.

        The Joint Venture has been formed and organized as a Delaware general partnership pursuant to a Partnership Agreement, dated August 24, 1993, between the Partnership and StarNet INT (the "Partnership Agreement") (copy filed as
Exhibit 13), as its sole general partners. Under the Partnership Agreement the Partnership agreed to exercise its rights as "Proxy" under each of the VLW and VHC Proxy Agreements, including the taking of any actions and casting of any votes only to the extent such actions and votes shall be the same as the actions taken or the votes cast by the Joint Venture with respect to the shares of Common stock held by the Joint Venture. The Partnership agrees to designate the Joint Venture for exercise of rights of refusal under each of the VLW and VHC Proxy Agreements. Each partner in the Joint Venture agreed to appoint one initial representative and substitute representative to serve on the two person "Management Committee" responsible for managing the Joint Venture. The initial representative and substitute representatives of the Partnership and StarNet INT, respectively, are Thomas W. Cardy and J. Patrick Michaels, and Alan McGlade and H.F. Lenfest, respectively. The partners of the Joint Venture granted each other rights of refusal with respect to certain proposed transfers or assignments of interests in the Joint Venture or changes in control of the partners and agreed to coordinate the exercise of such rights with the applicable Tag- Along Rights granted under each of the VLW and VHC Proxy Agreements.

        Under FCC rules applicable to the Company, the acquisition of control of the Company by the Joint Venture pursuant to the shares purchased and proxy transactions described herein and, possibly, pursuant to a Management Agreement, dated as of August 24, 1993, between the Company and StarNet (but not yet effective) might constitute a change of control which would require FCC approval with respect to certain FCC held by the Company. The Management Agreement will not take effect until FCC approval is obtained or is no longer required. Pending FCC approval or events eliminating the need for FCC approval, StarNet will advise the Company's management pursuant to a Consulting Agreement, dated August 24, 1993, between the Company and StarNet for a consulting fee of $25,000 per month.

        No action will be taken to elect or appoint H.F. Lenfest and Alan McGlade or any other representatives of the Joint Venture to serve on the Board of Directors of the Company or to serve as officers of the Company until after any required FCC approval is obtained or is no longer required.

        Pursuant to the Stock and Note Purchase Agreement, the Joint Venture invested $1,750,000 in the Company, of which $550,000 was used to purchase the 687,500 Purchased Company Shares at a price of $.80 per share, and $1,200,000 was used to purchase the Convertible Note, the principal of which is convertible into the 1,500,000 Convertible Company Shares at a conversion price of $.80 per share. As a result, the Joint Venture will acquire 2,187,500 shares of Common Stock from the Company. Interest accrues under the Convertible Note and is payable on the conversion date. Unpaid accrued interest is convertible at the holders option into shares of Common Stock at a conversion price of $1.25 per share.

        Pursuant to the Stock and Note Purchase Agreement and subject to deferrals, in the event FCC approval is not obtained by December 31, 1993, the Company has agreed to spin-off or otherwise divest itself of the LPTV Licenses (the "Spin-Off Transaction"). Upon the Company' s receipt of FCC approval or upon disapproval by the FCC and/or the consummation of the Spin- Off Transaction the principal of the Convertible Note is automatically converted into the shares of Common Stock underlying such Convertible Note. (A copy of the form of

Convertible Note is attached as Exhibit A to the Stock and Note Purchase Shares which is filed as Exhibit 6.)

        The Company offered 62,554 shares of Common Stock and a $109,186 in principal amount convertible note to Liberty, in accordance with the Company's obligation to afford Liberty preemptive rights relating to the Company Purchased Shares and the Convertible Note acquired by the Joint Venture.

        Pursuant to a Registration Rights Agreement, dated August 24, 1993, between the Joint Venture and the Company ("Registration Rights Agreement") (copy filed as Exhibit 14), the Company granted to the Joint Venture certain registration rights with respect to the Purchased Company Shares and the shares underlying the Convertible Note.

        The shares of Common Stock acquired by contribution from the Partnership (2,834,908), by purchase from NVM (2,014,520) and by purchase from the Company (2,187,500), (assuming conversion of the Convertible Note and issuance of the Convertible Company Shares), will be held of record by the Joint Venture.

Item 7. Material to Be Filed as Exhibits

           Exhibit 6 Stock and Note Purchase Agreement, dated as of August 24, 1993, between the Company and the Joint Venture.

           Exhibit 7 Irrevocable Proxy, Right of Refusal and Tag-Along Agreement, dated as of August 27, 1993, between VLW, Wolfson and the Partnership, joined by the Joint Venture.

           Exhibit 8 Irrevocable Proxy, Right of Refusal and Tag-Along Agreement, dated as of August 27, 1993, between VHC, Mark Blank, Andrew Blank, Tony Blank, Robert Puck and the Partnership, joined by the Joint Venture.

           Exhibit 9 Note Payment and Termination of Rights of Refusal Agreement, dated August 27, 1993, between the Partnership, VHC, VLW and NVM.

           Exhibit 10 Stock Purchase Letter Agreement, dated August 27, 1993, between NVM and the Joint Venture.

           Exhibit 11 Form of Supplemental Letter Agreement between VLW,
                      Wolfson and the Partnership and including CEA

                      Investors and shareholders of VLW and CEA Investors.

           Exhibit 12 Form of Supplemental Letter Agreement between VHC, Mark
                      Blank, Andrew Blank, Tony Blank, Robert J. Puck and the Partnership and including CEA Investors and shareholders of VHC and CEA Investors.

           Exhibit 13 Partnership Agreement, dated as of August 24, 1993, between StarNet INT and the Partnership.

           Exhibit 14 Registration Rights Agreement, dated August 24, 1993, between the Company and the Joint Venture.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By: /s/ H.F. Lenfest                        By: /s/ Alan McGlade


As: President                               As: President


Dated: 9/13/93                              Dated: 9/13/93


H. F. LENFEST                               ALAN MCGLADE



 /s/ H.F. Lenfest                           /s/ Alan McGlade


Dated: 9/13/93                              Dated: 9/13/93


                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By: /s/ Alan McGlade

                                            As: President

                                            Dated: 9/13/93

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D

                    Under the Securities Exchange Act of 1934
                               (Amendment No. 3)*



                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                     Philadelphia, PA 19103, (215) 981-5700
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                             December 1 and 16, 1993
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     640,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     640,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,112,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)



14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     640,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     640,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,112,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)



14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     640,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     640,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,112,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)



14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     640,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     640,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,112,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)



14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,813

11.  Aggregate amount beneficially owned by each reporting person

     11,112,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)



14   Type of reporting person

     CO

        This Statement on Schedule l3D constitutes Amendment No. 3 ("Amendment") to the Statement on Schedule l3D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment") and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"; the July Statement as amended by the August Amendment and the September Amendment is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition of control of the Company by the Reporting Persons following approval of the Federal Communications Commission ("FCC") and the acquisition by StarNet of Deferred Payment Convertible Notes (the "Deferred Payment Convertible Notes"), which Deferred Payment Convertible Notes are convertible into shares of the Company's Common Stock. Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Except as specifically modified and amended by this Amendment No. 4, all of the information in the Original Statement is hereby confirmed.

        Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Item 2 of the Original Statement is hereby supplemented as follows:

Item 2. Identity and Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        The Convertible Note purchased by the Joint Venture from the Company has been converted into 1,500,000 shares of Common Stock at the conversion rate of $.80 per share with respect to principal and 19,884 shares of Common Stock at the conversion rate of $1.25 per share with respect to accrued interest, for an aggregate of 1,519,884 shares of Common Stock.

        In consideration for deferral of four (4) monthly payments of $200,000 each due to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement") dated August 24, 1993 between the Company and StarNet, the Company has as of December 1, 1993 agreed to issue to DSN four separate $200,000 Convertible Notes (the "Deferred Payment Convertible Notes"), which will be dated as of September 1, October 1, November 1 and December 1, 1993. The Deferred Payment Convertible Notes accrue interest at 7% and are convertible in accordance with their terms, into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement is filed as
Exhibit 15. A copy of the form of the September 1, 1993 Deferred Payment Convertible Note is filed as Exhibit 16, which, except for the date thereof, is identical in all material respects to each of the other Deferred Payment Convertible Notes issued and issuable by the Company pursuant to the Service Agreement.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Joint Venture remain as set forth in Item 4 of the Original Statement. The Joint Venture obtained approval of the FCC for the acquisition of control of the Company and all conditions as to the effectiveness of such approval were met on December 16, 1993. In accordance with the terms of the Convertible Note, the Convertible Note was automatically converted on and as of December 16, 1993 and the

Company issued 1,519,884 shares of Common Stock to the Joint Venture in exchange for surrender and conversion of the Convertible Note as described in Item 3 and
Item 6 hereof.

        Pursuant to the terms of the VLW Proxy Agreement, the Partnership delivered written notice to Wolfson confirming December 16, 1993 as the Deferred Proxy Effective Date of the Deferred VLW Proxy granted to the Partnership as to 727,647 shares of Common Stock. The Partnership now holds an irrevocable voting proxy for an aggregate of 1,727,647 shares of Common Stock held of record by VLW and Wolfson.

        Pursuant to the terms of the VHC Proxy Agreement, the Partnership delivered written notice to Mark Blank confirming December 16, 1993 as the Deferred Proxy Effective Date of the Deferred VHC Proxy granted to the Partnership as to 581,163 shares of Common Stock. The Partnership now holds an irrevocable voting proxy for an aggregate of 1,581,163 shares of Common Stock held of record of VHC and Mark Blank, Andrew Blank, Tony Bland and Robert J. Puck, (together with BHC the "VHC Group").

        The Joint Venture has the right, by ownership or proxy, to vote the majority of the outstanding shares of Common Stock and therefore to elect all directors of the Company.

        Pursuant to resolutions previously adopted by the Board of Directors of the Company, effective upon the conversion of the Convertible Note on and as of December 16, 1993, the number of directors constituting the Board of Directors has been fixed at seven (7) and H.F. Lenfest and Alan McGlade, designees of the Joint Venture, were elected directors to fill the two vacancies and H.F. infest was designated Chairman, J. Patrick Michaels, Jr. was designated Vice Chairman and Alan McGlade was designated Acting Chief Executive Officer of the Company.

        Shares of Common Stock issuable to StarNet in the event StarNet converts principal or interest under the Deferred Payment Convertible Notes are not subject to any agreement between StarNet and any of the Reporting Persons relating to the voting or disposition of such shares.

        The Reporting Persons reserve the right to, and may in the future, change their purposes or plans with respect to their investment and/or proxies for shares of Common Stock, including without limitation the acquisition of additional shares of Common Stock. The Reporting Persons may seek voting proxies from additional shareholders in connection with their purposes and plans or otherwise. Except for the foregoing, as of the date of this Amendment, the Reporting Persons have no present plans or proposals which relate to or would result in any of the actions described in paragraphs (a) through (j) of Item 4 of Schedule 13D.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        As described in Item 6 herein, the Partnership triggered the Deferred Proxy Effective Date under the Deferred VLW Proxy granted with respect to 727,647 shares of Common Stock owned by VLW and Wolfson and the Deferred Proxy Effective Date under the Deferred VHC Proxy granted with respect to 581,163 shares of Common Stock owned by the VHC Group.

        The Joint Venture acquired by conversion of the Convertible Note 1,500,000 shares of Common Stock by conversion of $1,200,000 principal at the rate of $.80 per share and 19,884 shares of Common Stock by conversion of accrued interest under the Convertible Note at the rate of $1.25 per share, for an aggregate of 1,519,884 shares of Common Stock.

        Under the Deferred Payment Convertible Notes, StarNet has acquired the right to acquire 640,000 shares of Common Stock by conversion of the aggregate of $800,000 principal amount of such Deferred Payment Convertible Notes at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Notes at the rate of $1.25 per share.

        StarNet has not agreed to vote the shares of the Common Stock issuable upon conversion of the Deferred Payment Convertible Notes in accordance with the determinations of the Joint Venture or the Partnership.

        The Reporting Persons believe that the aggregate number of shares of common stock of the Company issued and outstanding as of December 20, 1993 was approximately 17,214,490.

        (A) StarNet INT may be deemed to beneficially own 11,112,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,345,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, McGlade, LCI and StarNet may be deemed to beneficially own 11,112,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 640,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 640,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes and (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional convertible notes to DSN in consideration for deferral of any additional payments due under the Service Agreement.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

        Pursuant to the VLW Proxy Agreement, the Partnership delivered written notice after the date on which the FCC granted approval of the change of control of the Company to the Joint Venture, which notice designated December 16, 1993 as the

Deferred Proxy Effective Date with respect to 727,647 shares of Common Stock owned by VLW and Wolfson.

        Pursuant to the VHC Proxy Agreement, the Partnership delivered written notice after the date on which the FCC granted approval of the change of control of the Company to the Joint Venture, which notice designated December 16, 1993 as the Deferred Proxy Effective Date with respect to 581,163 shares of Common Stock owned by the VHC Group.

        Effective December 16, 1993, the Consulting Agreement dated August 24, 1993 between the Company and StarNet was terminated and the Management Agreement dated as of August 19, 1993 between the Company and StarNet took effect.

        Pursuant to previous resolutions approved by the Board of Directors of the Company, H.F. Lenfest and Alan McGlade, designees of the Joint Venture, have been elected to serve as members of the Board of Directors, H.F. Lenfest has been designated Vice Chairman and Alan McGlade has been designated Acting Chief Executive Officer of the Company.

        The Company submitted notice to DSN of the Company's intention to defer payments of $200,000 per month due to DSN under the Service Agreement for the months of September, October, November and December of 1993. Upon receipt of the initial notice, StarNet and the Company entered into discussions and negotiations relating to proposed modification of the terms of the Deferred Payment Convertible Notes issuable by the Company to StarNet. It was proposed, among other things, that the conversion privilege under the Deferred Payment Convertible Notes be modified by restricting the right of conversion until some future date. On December 1, 1993 StarNet and the Company reached agreement as to the terms of the Deferred Payment Convertible Notes to be issued by the Company to StarNet. On December 1, 1993, the Company authorized issuance of the Deferred Payment Convertible Notes dated as of September 1, 1993, October 1, 1993, November 1, 1993 and December 1, 1993 which notes are to be issued, subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such pre-emptive rights. By written notice dated December 1, 1993, the Company notified Liberty of its opportunity to purchase up to 7.66% of each of the four Deferred Payment Convertible Notes. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.


        Under the terms of each Deferred Payment Convertible Note, the Company must commence payment on the third anniversary of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on the Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to the third anniversary of such note, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart- Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

        Pursuant to the terms of the Stock and Note Purchase Agreement and the automatic conversion of the Convertible Note on and as of December 16, 1993, the Joint Venture has acquired 1,500,000 shares of Common Stock by conversion of $1,200,000 of principal at the conversion price of $.80 per share and the Joint Venture has acquired 19,884 shares of Common Stock by conversion of accrued interest under the Convertible Note at the conversion price of $1.25 per share, for an aggregate number of 1,519,884 shares of Common Stock. See copy of transmittal letter from the Joint Venture to the Company filed as Exhibit 17. Liberty previously waived its pre-emptive rights with respect to the Company's issuance of the Convertible Note.

        Except as specifically modified, amended or supplemented by this Amendment No. 3, all of the information in the Original Statement is hereby confirmed.

Item 7. Material to Be Filed as Exhibits

           Exhibit 15 Service Agreement dated August 24, 1993 between Digital
                      Satellite Networks, a division of StarNet, Inc., and the Company.

           Exhibit 16 Form of $200,000 Convertible Promissory Note, dated as of September 1, 1993 issued by the Company to Digital Satellite Networks, a division of StarNet, Inc., which note is
                      identical in all material respects to each Convertible Promissory Note that may be issued by the Company pursuant to the Service Agreement.

           Exhibit 17 Transmittal letter from the Joint Venture to the
                      Company dated December 16, 1993 relating to the conversion of the $1,200,000 Convertible Note.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   12/20/93                           Dated:   12/20/93



H. F. LENFEST                               ALAN MCGLADE

  /s/ H.F. Lenfest                          /s/ Alan McGlade

Dated:   12/20/93                           Dated:



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    12/20/93

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 4)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                 January 1, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     800,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     800,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,272,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.6%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     800,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     800,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,272,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.6%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     800,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     800,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,272,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.6%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     800,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     800,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,272,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.6%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,272,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.6%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 4 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), and as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"; the July Statement as amended by the August Amendment, the September Amendment and the December Amendment is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet of a "Deferred Payment Convertible Note" (as defined herein) convertible into shares of the Company's Common Stock. Items 7, 9, Il and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Except as specifically modified, amended or supplemented by this Amendment No. 4, all of the information in the Original Statement is hereby confirmed.

        Item 2 of the Original Statement is hereby supplemented as follows:

Item 2. Identity and Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        In consideration for deferral of the monthly payment of $200,000 due in January, 1994 to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement"), dated August 24, 1993, between the Company and StarNet, the Company as of January 1, 1994 issued to DSN a $200,000 Convertible Note (the "January 1, 1994 Deferred Payment Convertible Note"). Each of the Deferred Payment Convertible Notes ("Deferred Payment Convertible Notes") issued and issuable under the Service Agreement accrue interest at the prime rate as listed on the first business day of the month in which such notes are issued in the Wall Street Journal plus one percent (1%) and are convertible in accordance with their terms into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement was filed as
Exhibit 15 to Amendment No. 3. A copy of the form of September 1, 1993 Deferred Payment Convertible Note filed as Exhibit 16 to Amendment No. 3, except for the date thereof and variations in the interest rate, if any, is identical in all material respects to the January 1, 1994 Deferred Payment Convertible Note and each of the Deferred Payment Convertible Notes issued and issuable by the Company pursuant to the Service Agreement.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        Under the January 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of January 10, 1994 is approximately 17,214,490.

        (A) StarNet INT may be deemed to beneficially own 11,272,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,345,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, McGlade, LCI and StarNet may be deemed to beneficially own 11,272,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 800,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 800,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes and (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of January 1994. The January 1, 1994 Deferred Payment Convertible Note will be issued to DSN, subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such pre-emptive rights. The Company has notified Liberty of its opportunity to purchase up to 7% of the January 1, 1994 Deferred Payment Convertible Note. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.

        Under the terms of each Deferred Payment Convertible Note, the company must commence payment on the third anniversary of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on any Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to the third anniversary of such note, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart- Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

                                   SIGNATURES

        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   1/12/94                            Dated:    1/12/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   1/12/94                            Dated:   1/12/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    1/12/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 5)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                February 1, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     961,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     961,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,433,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 5 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), and as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement") as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement; the July Statement as amended by the August Amendment, the September Amendment, the December Amendment and the January Statement is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as
Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet of a "Deferred Payment Convertible Note" (as defined herein) convertible into shares of the Company's Common Stock. Items 7, 9, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Except as specifically modified, amended or supplemented by this Amendment No. 5, all of the information in the Original Statement is hereby confirmed.

        Item 2 of the Original Statement is hereby supplemented as follows:

Item 2. Identity and Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        In consideration for deferral of the monthly payment of $200,000 due in February, 1994 to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement"), dated August 24, 1993, between the Company and StarNet, the Company has represented that it intends to issue to DSN as of February 1, 1994 a $200,000 Convertible Note (the "February 1, 1994 Deferred Payment Convertible Note"). See
Item 6, below. Each of the Deferred Payment Convertible Notes ("Deferred Payment Convertible Notes") issued and issuable under the Service Agreement accrue interest at the prime rate as listed on the first business day of the month in which such notes are issued in the Wall Street Journal plus one percent (1%) and are convertible in accordance with their terms into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement was filed as Exhibit 15 to Amendment No. 3. A copy of the form of September 1, 1993 Deferred Payment Convertible Note filed as Exhibit 16 to Amendment No. 3, except for the date thereof and variations in the interest rate, if any, is identical in all material respects to the February 1, 1994 Deferred Payment Convertible Note and each of the Deferred Payment Convertible Notes issued and issuable by the Company pursuant to the Service Agreement.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        Under the February 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of February 1, 1994 is approximately 17,214,490.

        (A) StarNet INT may be deemed to beneficially own 11,432,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,345,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 11,432,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 960,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 960,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

        (C) McGlade may be deemed to beneficially own 11,433,546 shares of common stock, to have sole to vote or to direct the vote with respect power to 961,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 961,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes and (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the

Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of February 1994. The February 1, 1994 Deferred Payment Convertible Note will be issued to DSN, subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such pre-emptive rights. The Company has notified Liberty of its opportunity to purchase up to 7% of the February 1, 1994 Deferred Payment Convertible Note. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.

        Under the terms of each Deferred Payment Convertible Note, the Company must commence payment on the third anniversary of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on any Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to the third anniversary of such note, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart- Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

                                   SIGNATURES

        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   2/10/94                            Dated:    2/10/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   2/10/94                            Dated:   2/10/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    2/10/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 6)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                February 11, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     961,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     961,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,433,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     960,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     960,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,432,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     62.9%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 6 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), and as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement") as amended by Amendment No. 5 thereto, dated February 7, 1994 (the February Statement; the July Statement as amended by the August Amendment, the September Amendment, the December Amendment, the January Statement and the February Statement is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the agreement in principle of StarNet/CEA II Partners (the "Joint Venture") to purchase additional shares of Common Stock pursuant to a rights offering proposed to be conducted by the Company, as further described in Item 6, below, and to disclose certain other agreements in principle reached by the Joint Venture and its partners, CEA Investors Partnership II, Ltd. ("CEA II, Ltd.") and StarNet INT, with Island Pictures, a division of Island Trading Company ("Island"). Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith do not reflect shares of Common Stock which may be purchased by the Joint Venture in the event the Company commences the rights offering.

        Except as specifically modified, amended or supplemented by this Amendment No. 6, all of the information in the Original Statement is hereby confirmed.

        Item 2 of the Original Statement is hereby supplemented as follows:

Item 2. Identity and Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        The Common Stock proposed to be issued pursuant to the Proposed Offering (as that term is defined herein) is contemplated to be issued at $2.00 per share. If and to the extent that such Common Stock is purchased by the Joint Venture, the Joint Venture will pay the purchase price therefor from working capital, through additional capital contributions from CEA II, Ltd. and StarNet INT, the partners of the Joint Venture.

        If it is required to advance funds to the Joint Venture, StarNet INT anticipates that it will obtain an interest bearing loan of up to $2,000,000 from LCI, its indirect parent corporation, and would advance such funds as an additional capital contribution to the Joint Venture. The source of funds of LCI used in making any such loan will be from working capital.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Joint Venture and the Reporting Persons remain as set forth in Item 4 of the Original Statement. As described in Item 6 herein, the Joint Venture has agreed to acquire its pro rata portion of Common Stock to be offered in the Proposed Offering plus all shares of Common Stock that are not purchased by the other shareholders of the Company in the Proposed Offering. As described in Item 6, the Joint Venture, CEA II, Ltd. and StarNet INT have agreed in principle to grant certain Tag Along Rights (as defined herein) to Island in exchange for reciprocal tag along rights from Island relating to the proposed sale of shares of Common Stock held by such parties or the proposed sale of interests in the Joint Venture, CEA II, Ltd. or StarNet INT. The Joint Venture has agreed in principle to vote its shares of the Company's Common Stock to elect as a director of the Company a designee of Island.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

        As reported in the Form 8-K filed by the Company on or about February 22, 1994, the Company has reached an agreement in principle with Island for the sale to Island of 2,500,000 shares of Common Stock and options to purchase an additional 2,500,000 shares of Common Stock, for an aggregate purchase price of $5,000,000 (the "Island Transaction"). The Company has reported in its Form 8-K that the consummation of the Island Transaction is subject to the negotiation of definitive agreements.

        In connection with the Island Transaction, the Company has also reported in the Form 8-K that it intends to offer rights to purchase 2,000,000 shares of Common Stock for $2.00 per share on a pro rata basis to the holders of record of Common Stock as of a record date which has to yet been determined (the "Proposed Offering"). The Company has reported that if the Proposed Offering is undertaken, the shares of Common Stock issuable in the Proposed Offering will be registered pursuant to the Securities Act of 1933, as amended.

        The Joint Venture has agreed in principle to purchase its pro rata portion of shares of Common Stock offered in the Proposed Offering, plus all shares of Common Stock that are not purchased by the other shareholders in the Proposed Offering. The Joint Venture, CEA II, Ltd. and StarNet INT have further agreed in principal to grant to Island, under certain circumstances in which shares of Common Stock held by the Joint Venture, or interests in the Joint Venture, CEA II, Ltd. or StarNet INT are to be sold, the right ("Tag Along Rights") to include a proportionate number of Island's shares of Common Stock in such sale on the same terms and conditions on which the Joint Venture proposes to sell its Common Stock or the appropriate party proposes to sell its interests in the Joint Venture CEA II, Ltd. or StarNet INT.

        The Reporting Persons will require that reciprocal "tag along" rights be granted by Island to the Joint Venture, CEA II, Ltd. and StarNet INT covering the sale by Island of any of the shares of Common Stock acquired by Island in connection with the Island Transaction, effective at the sooner to occur of (i) the date on which Island exercises options acquired in the Island Transaction to purchase 500,000 shares of Common Stock at $2.00 per share, which options are reported by the Company in its Form 8-K referred to above to be exercisable for a period of one year from the closing of the Island Transaction, or (ii) one year from the closing of the Island Transaction.

        In connection with its agreements in principle with Island, the Joint Venture has agree to vote its shares of Common Stock to elect as a director of the Company a designee of Island.

        The consummation of the agreements in principle between Island and the Joint Venture, CEA II, Ltd. and StarNet INT is subject to the consummation of the Island Transaction and to the execution of definitive agreements among such parties.

        It is not known at this date what proportion of the Common Stock offered in the Proposed Offering will ultimately be purchased by the Joint Venture, and, accordingly it is not known at this date the extent to which such purchase may affect the beneficial ownership of the Common Stock with respect to each Reporting Person. If the Joint Venture purchases solely its pro rata interest in the Proposed Offering, based on the percentage of the Company's outstanding Common Stock held of record by the Joint Venture at the date hereof, the Joint Venture would purchase approximately 819,800 share of such Common Stock at an aggregate purchase price of $1,639,600 (or $2.00 per share). If none of the other shareholders of the Company purchase any shares of such Common Stock in the Proposed Offering, the Joint Venture has agreed to purchase all 2,000,000 shares to be offered by the Company in the Proposed Offering at an aggregate purchase price of $4,000,000 (or $2.00 per share).

                                   SIGNATURES

        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   2/23/94                            Dated:    2/23/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   2/23/94                            Dated:   2/23/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    2/23/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 7)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                  March 1, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,120,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,120,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,593,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     63.2%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,120,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,120,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,593,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     63.2%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,121,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,121,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,593,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     63.2%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,120,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,120,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,593,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     63.2%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,593,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     63.2%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 7 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement); as amended by Amendment No. 5 thereto, dated February 10, 1994 and Amendment No. 6 thereto, dated February 23, 1994 (collectively the "February Statements"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Statement and the February Statements, is referred to as the "Original Statement"). This Amendment is jointly filed by StarNet, Lenfest, LCI, McGlade and StarNet INT (the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet of a "Deferred Payment Convertible Note" (as defined herein) convertible into shares of the Company's Common Stock and the acquisition by CEA Investors Partnership II, Ltd., a general partner with StarNet INT of the Joint Venture, of a right to acquire all or a part of 85,000 shares of Common Stock from Venture LW Corporation ("VLW").

        Items 7, 9, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Except as specifically modified, amended or supplemented by this Amendment No. 7, all of the information in the Original Statement is hereby confirmed.

        Item 2 of the Original Statement is hereby supplemented as follows:

Item 2. Identity and Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        In consideration for deferral of the monthly payment of $200,000 due in March, 1994 to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement"), dated August 24, 1993, between the Company and StarNet, the Company has represented that it intends to issue to DSN as of March 1, 1994 a $200,000 Convertible Note (the "March 1, 1994 Deferred Payment Convertible Note"). See Item 6, below. Each of the Deferred Payment Convertible Notes ("Deferred Payment Convertible Notes") issued and issuable under the Service Agreement accrue interest at the prime rate as listed on the first business day of the month in which such notes are issued in the Wall Street Journal plus one percent (1%) and are convertible in accordance with their terms into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement was filed as Exhibit 15 to Amendment No. 3. A copy of the form of September 1, 1993 Deferred Payment Convertible Note filed as Exhibit 16 to Amendment No. 3, except for the date thereof and variations in the interest rate, if any, is identical in all material respects to the March 1, 1994 Deferred Payment Convertible Note and each of the Deferred Payment Convertible Notes issued and issuable by the Company pursuant to the Service Agreement.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        Under the March 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of March 9, 1994 is approximately 17,214,490.

        (A) StarNet INT may be deemed to beneficially own 11,593,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,365,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 11,593,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,120,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,120,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

        (C) McGlade may be deemed to beneficially own 11,593,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,121,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,121,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes and (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        On February 28, 1994 VLW delivered notice to the Partnership of VLW's intention to sell under Rule 144 up to 85,000 shares of Common Stock at a minimum price of $3.00 to per share. Such shares of Common Stock may be deemed beneficially owned by the Joint Venture and the Reporting Persons pursuant to a right of first refusal granted by the VLW Group to the Partnership in the VLW Proxy Agreement, which right to acquire is described in Item 6 herein. The Partnership declined to exercise this right. If all or part of the 85,000 shares are subsequently sold by VLW to a third party, the shares so sold would no longer be subject to the VLW Proxy Agreement. Accordingly, none of the Joint Venture and the Reporting Persons would after such sale have any beneficial interest therein.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of March 1994. The March 1, 1994 Deferred Payment Convertible Note will be issued to DSN, subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such preemptive rights. The Company has notified Liberty of its opportunity to purchase up to 7% of the March 1, 1994 Deferred Payment Convertible Note. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.

        Under the terms of each Deferred Payment Convertible Note, the Company must commence payment on the third anniversary of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on any Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to the third anniversary of such note, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart- Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

        On February 28, 1994 VLW delivered notice to the Partnership of VLW's intention to sell under Rule 144 up to 85,000 shares of Common Stock at a minimum price of $3.00 to per share. Under the terms of the VLW Proxy Agreement, this notice gave the Partnership or its designee (initially the Joint Venture) the right to acquire all or part of such 85,000 shares at a purchase price of $3.00 per share, which shares are currently subject to an irrevocable voting proxy granted by VLW in favor of the Partnership. The Partnership declined to exercise the right to acquire any of the 85,000 shares. If all or part of the 85,000 shares are subsequently sold by VLW to a third party, the shares so sold would no longer be subject to the VLW Proxy Agreement. Accordingly, none of the Joint Venture and the Reporting Persons would, after such sale, have any beneficial interest therein. However, if VLW desires to sell under Rule 144 such shares of Common Stock prior to June 11, 1994 at a price of less than $3.00 per share, VLW must again by the terms of the VLW Proxy Agreement grant the Partnership the right to acquire all or part of the shares of Common Stock proposed to be sold.

                                   SIGNATURES

        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   3/9/94                             Dated:    3/9/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   3/9/94                             Dated:   3/9/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    3/9/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 8)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                   May 1, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,440,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,440,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,878,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.1%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,440,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,440,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,878,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.1%

14   Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,441,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,441,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,878,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.1%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,440,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,440,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,878,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.1%

14   Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     11,878,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.1%

14   Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 8 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement); as amended by Amendment No. 5 thereto, dated February 10, 1994 and as amended by Amendment No. 6 thereto, dated February 23, 1994 (collectively, the "February Statements"); and as amended by Amendment No. 7 thereto, dated March 9, 1994 (the "March Statement"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Statement, the February Statements and the March Statement are referred to collectively as the "Original Statement"). This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. "LCI"), H. F. Lenfest ("Lenfest"), Alan McGlade ("McGlade") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest, McGlade and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet of two "Deferred Payment Convertible Notes" (as defined herein) convertible into shares of the Company's Common Stock, the agreement between the Company and StarNet/CEA II Partners (the "Joint Venture") relating to the purchase of unpurchased shares to be offered by the Company in a proposed rights offering (the "Rights Offering," as more fully described in Item 6 hereof), certain agreements between Island Trading Company, Inc. ("Island"), the Company, the Joint Venture, CEA Investors Partnership II, Ltd. ("CEA II Ltd." or the "Partnership"), StarNet INT, and certain changes in the Board of Directors.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original Statement is hereby confirmed.

        Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below, except that such items do not reflect shares of Common Stock which may be purchased by the Joint Venture in the event the Company commences the Rights Offering.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identity Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        In consideration for deferral of the monthly payment of $200,000 due in April 1994 and $200,000 due in May 1994 to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement"), dated August 24, 1993, between the Company and StarNet, the Company, as of April 1, 1994, issued to DSN a $200,000 Convertible Note (the "April 1, 1994 Deferred Payment Convertible Note") as has represented that it intends to issue to DSN as of May 1, 1994 a $200,000 Convertible Note (the "May 1, 1994 Deferred Payment Convertible Note"). See Item 6, below. Each of the Deferred Payment Convertible Notes ("Deferred Payment Convertible Notes") issued and issuable under the Service Agreement accrue interest at the prime rate as listed on the first business day of the month in which such notes are issued in the Wall Street Journal plus one percent (1%) and are convertible in accordance with their terms into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement was filed as Exhibit 15 to Amendment No. 3. A copy of the form of September 1, 1993 Deferred Payment Convertible Note filed as Exhibit 16 to Amendment No. 3, except for the date thereof and variations in the interest rate, if any, is identical in all material respects to the April 1 and May 1, 1994 Deferred Payment Convertible Note and each of the Deferred Payment Convertible

Notes issued and issuable by the Company pursuant to the Service Agreement.

        The Company has reported in its Form 8-K filed on or about April 26, 1994 that it intends to proceed with the Rights Offering (as that term is defined herein) of 2,000,000 shares of Common Stock for $2.00 per share. The source and amount of funds and other consideration for the Reporting Persons remains as disclosed in Item 3 of Amendment No. 6.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Reporting Persons remain as set forth in
Item 4 of the Original Statement. As described in Item 6 herein, the Joint Venture has agreed to subscribe for and purchase any and all of 2,000,000 shares of Common Stock not purchased by the other shareholders of the Company in the Rights Offering.

        As described in Item 6, the Joint Venture, StarNet INT, and CEA II, Ltd. have agreed to grant certain Tag Along Rights (as defined herein) to Island in exchange for reciprocal tag along rights from Island relating to the proposed sale of shares of Common Stock held by such parties or the proposed sale of interests in the Joint Venture, StarNet INT or CEA II, Ltd.

        As reported by the Company in the Form 8-K: Christopher Blackwell ("Blackwell"), a consultant to Island, was appointed to the Board of Directors on April 21, 1994, pursuant to the Stock Purchase Agreement between the Company and Island; Mr. Blackwell filled the vacancy created by Joseph V. Furfaro's resignation; and Blackwell and H.F. Lenfest, the Chairman of the Board, will be appointed to the Executive Committee of the Board. The Executive Committee is to include J. Patrick Michaels, Jr., the Vice Chairman of the Board and the Company's Acting President and Acting Chief Operating Officer. Leonard Sokolow and Jules Haimovitz resigned as members of the Executive Committee but continue to serve as directors. Under the "Tag Along Agreement" (as defined herein) the Joint Venture has agreed to use its best efforts to cause the nomination and election to the Board of Directors of the Company of one designee of Island reasonably acceptable to the Joint Venture (it was acknowledged that Blackwell is acceptable) and will vote the shares of Common Stock held of record by the Joint Venture for the election of such Island designee to the Board of Directors.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        Under the April 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        Under May 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of May 2, 1994 is approximately 19,745,894.

        (A) StarNet INT may be deemed to beneficially own 11,878,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,365,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 11,878,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,440,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,440,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

        (C) McGlade may be deemed to beneficially own 11,878,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,441,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,441,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes, (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement and (c) any shares which may be purchased by the Joint Venture in connection with the Rights Offering (as defined and described in Item 6 below).

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or
        Relationships with Respect to Securities of the Issuer

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of April 1994. The April 1, 1994 Deferred Payment Convertible Note was issued to DSN as of April 1, 1994. The Company notified Liberty of its opportunity to purchase up to 6.9909% of the April 1, 1994 Deferred Payment Convertible Note. Liberty waived its pre-emptive rights as to the note and the Company issued the April 1, 1994 Deferred Payment Convertible Note to DSN.

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of May 1994. The May 1, 1994 Deferred Payment Convertible Note will be issued to DSN as of May 1, 1994 subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such pre-emptive rights. The Company has notified Liberty of its opportunity to purchase up to 6.9909% of the May 1, 1994 Deferred Payment Convertible Note. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.

        Under the terms of each Deferred Payment Convertible Note, the Company must commence payment on the third anniversary of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on any Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to the third anniversary of such note, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart- Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

        As reported in the Form 8-K filed by the Company on or about April 26, 1994, the Company has consummated an agreement with Island for the sale to Island of 2,500,000 shares of Common Stock and options to purchase an additional 2,500,000 shares of Common Stock, for an aggregate purchase price of $5,000,000 (the "Island Transaction").

        In the Registration Rights Agreement dated August 24, 1993 between the Company and the Joint Venture, the Company agreed not to grant certain demand or piggyback registration rights. In a letter agreement dated April 11, 1994 (copy attached hereto as Exhibit 18), the Joint Venture waived the restriction and consented to the Company's grant of registration rights to Island. In a Registration Rights Agreement dated April 21, 1994, the Company granted Island certain demand and piggyback registration rights with respect to the 2,500,000 shares purchased by Island and the 2,500,000 shares underlying the options acquired.

        CEA II, Ltd., StarNet INT and the Joint Venture entered into a Tag-Along Agreement (the "Tag-Along Agreement") dated as April 21, 1994 with Island (copy attached hereto as Exhibit 19). Under the Tag-Along Agreement, Island was granted the right, under certain circumstances in which (i) shares of Common Stock held by the Joint Venture or (ii) interests in the Joint Venture, StarNet INT, or CEA II, Ltd., are to be sold, to include a proportionate number of shares of Common Stock held by Island in such sale on the same terms and conditions on which the Joint Venture proposes to sell shares of Common Stock held by it or the appropriate party proposes to sell its interests in the Joint Venture, StarNet INT or CEA II, Ltd. (the "Tag-Along Rights"). Reciprocal Tag-Along Rights were granted by Island to the Joint Venture, StarNet INT and CEA II, Ltd. with respect to (i) the sale by Island of shares of Common Stock purchased from the Company or held upon exercise of Island's options acquired from the Company or (ii) the sale of interests in a limited purpose Island affiliate holding shares of Common Stock. The reciprocal Tag-Along Rights granted by Island are effective upon the earlier of (i) April 21, 1995 or (ii) the date Island has exercised options for the purchase of no less than 500,000 shares of Common Stock.

        In the Tag-Along Agreement, the Joint Venture agreed that so long as Island and "Island Transferees" (as defined in the Tag-Along Agreement) hold issued and outstanding shares of Common Stock constituting no less than 2,000,000 shares or 10% of the outstanding Common Stock of the Company, the Joint Venture will use its best efforts to cause the nomination and election to the Board of Directors of the Company of one (i) designee of Island reasonably acceptable to the Joint Venture and will vote shares, which it has the right to vote, for the election of such Island designee to the Board of Directors. The Joint Venture acknowledged that Blackwell is an acceptable designee.

        In connection with the Island Transaction, the Company has also reported in the Form 8-K that: (i) it intends to offer rights ("Rights Offering") to purchase 2,000,000 shares of Common Stock at $2.00 per share on the basis of one right for approximately each 9.8 shares of Common Stock owned of record at the close of business on May 5, 1994 (excluding the shares owned by Island as a consequence of Island's agreement not to participate in the Rights Offering); (ii) the rights will be nontransferable and exercisable for a period of 30 days ("Exercise Period"); and (iii) the Rights Offering will be registered with the Securities and Exchange Commission.

        Pursuant to a Letter Agreement dated April 21, 1994 between the Company and the Joint Venture (the "Backstop Agreement") (copy attached hereto as
Exhibit 20), the Joint Venture has agreed to subscribe for and purchase any and all of the 2,000,000 shares of Common Stock which are offered in the Rights Offering but not purchased by the holders of record at the expiration of the Exercise Period (the "Unpurchased Shares"), at a purchase price of $2.00 per share, subject to continued effectiveness of the registration statement filed with respect to the Rights Offering and to certain material market conditions set forth in the Backstop Agreement. It is not known at this date what proportion of the Common Stock to be offered in the Rights Offering will ultimately be purchased by the Joint Venture, and, accordingly it is not known at this date the extent to which such purchase may affect the beneficial ownership of Common Stock with respect to each Reporting Person. If the Joint Venture purchases solely its pro rata interest in the Offering, based on the number of shares of the Company's outstanding Common Stock held of record by the Joint Venture at the date hereof, the Joint Venture would purchase approximately 720,000 shares of such Common Stock in the Rights Offering.

        In consideration for its commitment to the purchase the Unpurchased Shares, the Joint Venture will be granted a period of three (3) business days after expiration of the Exercise Period in which to subscribe for and purchase the Unpurchased Shares, provided that the three day period will be extended, if necessary, until such time as any required filing by any of the Joint Venture's ultimate parent entities under the Hart-Scott- Rodino Antitrust Improvement Act of 1976 has been made and the waiting period with respect thereto has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such filing. The Joint Venture is not obligated to purchase the Unpurchased Shares if it is unable to obtain regulatory approval.

Item 7. Material to Be Filed as Exhibits

            Exhibit 18 Letter Agreement dated April 11, 1994 between StarNet/CEA II Partners and the Company relating to waiver under Registration Rights Agreement.

            Exhibit 19 Tag-Along Agreement dated as of April 21, 1994 between Island Trading Company, Inc., CEA Investors Partnership II, Ltd., StarNet

                        Interactive Entertainment, Inc. and StarNet/CEA II Partners.

            Exhibit 20 Letter Agreement dated April 21, 1994 between the Company and StarNet/CEA II Partners relating to Rights Offering.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   5/9/94                             Dated:    5/9/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   5/9/94                             Dated:   5/9/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    5/9/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 9)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                  June 30, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,761,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,761,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,056,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

        This Statement on Schedule 13D constitutes Amendment No. 9 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement); as amended by Amendment No. 5 thereto, dated February 10, 1994 and as amended by Amendment No. 6 thereto, dated February 23, 1994 (collectively, the "February Statements"); as amended by Amendment No. 7 thereto, dated March 9, 1994; and as amended by Amendment No. 8 thereto, dated May 9, 1994 (the "May Statement"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Statement, the February Statements, the March Statement and the May Statement are referred to collectively as the "Original Statement"). This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. "LCI"), H.F. Lenfest ("Lenfest"), Alan McGlade ("McGlade") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest, McGlade and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet of two "Deferred Payment Convertible Notes" (as defined herein) convertible into shares of the Company's Common Stock, the exercise by CEA Investors Partnership II, Ltd. ("CEA II Ltd. or the "Partnership") of a right of refusal to purchase 80,000 shares of Common Stock from Louis Wolfson III, scheduled to close on July 15, 1994, and the commencement of the rights offering by the Company and the related distribution of rights to the Joint Venture to purchase shares in the rights offering and the Joint Venture's agreement to purchase shares unpurchased in the rights offering.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original Statement is hereby confirmed.

        Items 7, 8, 9, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below, except that such items do not reflect shares of Common Stock which may be purchased by the Joint Venture in the Rights Offering.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identity Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        In consideration for deferral of the monthly payment of $200,000 due in April 1994 and $200,000 due in May 1994 to Digital Satellite Network ("DSN"), a division of StarNet, under the satellite transponder Service Agreement (the "Service Agreement"), dated August 24, 1993, between the Company and StarNet, the Company, as of April 1, 1994, issued to DSN a $200,000 Convertible Note (the "April 1, 1994 Deferred Payment Convertible Note") as has represented that it intends to issue to DSN as of May 1, 1994 a $200,000 Convertible Note (the "May 1, 1994 Deferred Payment Convertible Note"). See Item 6, below. Each of the Deferred Payment Convertible Notes ("Deferred Payment Convertible Notes") issued and issuable under the Service Agreement accrue interest at the prime rate as listed on the first business day of the month in which such notes are issued in the Wall Street Journal plus one percent (1%) and are convertible in accordance with their terms into shares of the Company's Common Stock at the conversion rate of $1.25 per share as to principal and accrued interest. A copy of the Service Agreement was filed as Exhibit 15 to Amendment No. 3. A copy of the form of September 1, 1993 Deferred Payment Convertible Note filed as Exhibit 16 to Amendment No. 3, except for the date thereof and variations in the interest rate, if any, is identical in all material respects to the April 1 and May 1, 1994 Deferred Payment Convertible Note and each of the Deferred Payment Convertible

Notes issued and issuable by the Company pursuant to the Service Agreement.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Reporting Persons remain as set forth in
Item 4 of the Original Statement. As described in Item 5 and 6 herein, CEA II, Ltd. has exercised its right of first refusal to purchase 80,000 shares of Common Stock from Louis Wolfson, III.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        Under the June 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        Under the July 1, 1994 Deferred Payment Convertible Note, StarNet has acquired the right to acquire 160,000 shares of Common Stock by conversion of the principal amount of such Deferred Payment Convertible Note at the rate of $1.25 per share and the right to acquire additional shares of Common Stock upon conversion of accrued interest under such Deferred Payment Convertible Note at the rate of $1.25 per share.

        On June 30, 1994 CEA II, Ltd. exercised its right of first refusal to purchase 80,000 shares of Common Stock from Louis Wolfson, III ("Wolfson") at a price of $1.80 per share. The closing is scheduled for July 15, 1994. CEA II, Ltd. currently holds as irrevocable proxy granted by Wolfson to vote such shares. CEA II, Ltd. has made a contingent assignment of its rights to purchase such 80,000 shares to the Joint Venture, and the Joint Venture has agreed that it will purchase such shares from Wolfson on July 15, 1994 subject to the condition that the waiting period with respect to the HSR Filing has expired without objection by the Federal Trade Commission and the Department of Justice or early termination has been granted with respect to such filing. If such condition is not met, CEA II, Ltd. has informed the Reporting Persons that it intends to purchase the 80,000 shares from Wolfson. CEA II, Ltd. currently holds an irrevocable proxy to vote such 80,000 shares pursuant to the terms of the VLW Proxy Agreement.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of July 8, 1994 is approximately 19,750,894.

        (A) StarNet INT may be deemed to beneficially own 12,198,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,365,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,056,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 12,198,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,760,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,760,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

        (C) McGlade may be deemed to beneficially own 12,198,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,761,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,761,000 shares and to have shared power to dispose or to direct the disposition of 7,056,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes, (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement and (c) any shares which may be purchased by the Joint Venture in connection with the Rights Offering (as defined and described in Item 6 below. [See the May Amendment]).

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or
        Relationships with Respect to Securities of the Issuer

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of June 1994. The June 1, 1994 Deferred Payment Convertible Note was issued to DSN as of June 1, 1994. The Company notified Liberty of its opportunity to purchase up to 6.9909% of the June 1, 1994 Deferred Payment Convertible Note. Liberty waived its pre-emptive rights as to the note and the Company issued the June 1, 1994 Deferred Payment Convertible Note to DSN.

        The Company submitted notice to DSN of the Company's intention to defer payment of $200,000 due to DSN under the Service Agreement for the month of July 1994. The July 1, 1994 Deferred Payment Convertible Note will be issued to DSN as of July 1, 1994 subject to the purchase by Liberty of its proportionate share in the event it chooses to exercise its pre-emptive rights, after the expiration of the notice period provided by the Company to Liberty with respect to such pre-emptive rights. The Company has notified Liberty of its opportunity to purchase up to 6.9909% of the July 1, 1994 Deferred Payment Convertible Note. If Liberty exercises its pre-emptive rights, a portion of the Notes will be issued to Liberty for a purchase price equal to the proportionate principal of the notes acquired by Liberty and the Reporting Persons believe such cash proceeds will be used by the Company as a partial payment to StarNet of amounts due under the Service Agreement.

        Under the terms of each Deferred Payment Convertible Note, the Company must commence payment on September 1, 1996 of the respective Deferred Payment Convertible Note in thirty (30) equal monthly installments plus interest on each installment. The Company must give notice of its intention to make prepayments of all or a portion of principal and accrued interest on any Deferred Payment Convertible Note and the holder may elect to receive such prepayment in Common Stock at the conversion rate of $1.25 per share. The holder of any Deferred Payment Convertible Note may convert all (but not less than all) of the principal and accrued interest at the conversion rate of $1.25 per share at any time prior to September 1, 1996, so long as (i) the prior approval of the FCC has been obtained or is not required and/or (ii) no filing under the Hart-Scott Rodino Act is required, or if required, the waiting period has expired without objection by the Federal Trade Commission or the Department of Justice or early termination has been granted with respect to such a filing.

        The Company's Registration Statement relating to the Rights Offering was declared effective on June 28, 1994. On June 30, 1994 the Company distributed its Prospectus relating to the Rights Offering ("Rights Offering") of 2,000,000 shares of Common Stock to its shareholders. All shareholders were offered a non-transferable right (the "Rights") to purchase for $2.00 one share of Common Stock for each 9.872947 shares of Common Stock owned of record on May 5, 1994. The subscription period ("Exercise Period") expires August 1, 1994.

        As described in Amendment No. 8, the Joint Venture has agreed to subscribe for and purchase any and all of the 2,000,000 shares of Common Stock which are offered in the Rights Offering but not purchased by the holders of record at the expiration of the Exercise Period (the "Unpurchased Shares"), at a purchase price of $2.00 per share, subject to continued effectiveness of the registration statement filed with respect to the Rights Offering and to certain material market conditions set forth in the Backstop Agreement.

        The ultimate parent entities of the Joint Venture have filed premerger notification forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Filing"). In consideration for its commitment to purchase the Unpurchased Shares, the Joint Venture has been granted a period of three (3) business days after expiration of the Exercise Period in which to subscribe for and purchase the Unpurchased Shares, provided that the three day period will be extended, if necessary, until such time as the waiting period with respect to the HSR Filing has expired without objection by the Federal Trade Commission and the Department of Justice or early termination has been granted with respect to such filing. The Joint Venture is not obligated to purchase the Unpurchased Shares if it is unable to obtain such regulatory approval.

        It is not known at this date what proportion of the Common Stock to be offered in the Rights Offering will ultimately be purchased by the Joint Venture, and, accordingly it is not known at this date the extent to which such purchase may affect the beneficial ownership of Common Stock with respect to each Reporting Person. If the Joint Venture purchases solely its pro rata interest in the Rights Offering, based on the number of shares of the Company's outstanding Common Stock held of record by the Joint Venture on May 5, 1994, the Joint Venture would purchase approximately 720,000 shares of such Common Stock at a aggregate price of $1,440,000 (or $2.00 per share). If none of the other stockholders of the Company purchase any shares of such Common Stock in the Rights Offering, the Joint Venture has agreed to purchase all 2,000,000 shares covered by such Rights Offering at an aggregate price of $4,000,000 (or $2.00 per share).

        On June 23, 1994 CEA II, Ltd. received notice from Louis Wolfson, III ("Wolfson") of his intention to sell under Rule 144 up to 80,000 shares of Common Stock of the Company at a minimum price of $1.80 per share. The notice (copy attached hereto as Exhibit 21) was delivered pursuant to the Irrevocable Proxy, Right of Refusal and Tag-Along Agreement dated as of August 27, 1993 between Venture LW Corporation, Wolfson, CEA II, Ltd. and joined by the Joint Venture (the "VLW Proxy Agreement"). Under the terms of the VLW Proxy Agreement, CEA II, Ltd, has a right of first refusal to purchase such shares and CEA II, Ltd. may, without further notice, designate the Joint Venture as the party which will purchase the shares. On June 30, 1994 CEA II, Ltd. delivered notice (copy attached hereto as Exhibit 22) to Wolfson of its election to purchase 80,000 of Common Stock at a purchase 80,000 shares of Common Stock at a purchase price of $1.80 per share, setting the closing date for the purchase and sale at July 15, 1994.

        CEA II, Ltd. has made a contingent assignment of its rights to purchase such 80,000 shares to the Joint Venture, and the Joint Venture has agreed that it will purchase such shares from Wolfson on July 15, 1994 subject to the condition that the waiting period with respect to the HSR Filing has expired without objection by the Federal Trade Commission and the Department of Justice or early termination has been granted with respect to such filing. If such condition is not met, CEA II, Ltd. has informed the Reporting Persons that it intends to purchase the 80,000 shares from Wolfson. CEA II, Ltd. currently holds an irrevocable proxy to vote such 80,000 shares pursuant to the terms of the VLW Proxy Agreement.

Item 7. Material to Be Filed as Exhibits

            Exhibit 21 Notice dated June 22, 1994 from Louis Wolfson, III to CEA Investors Partnership II, Ltd. (Received on June 23,
                        1994).

            Exhibit 22 Notice dated June 30, 1994 from CEA Investors Partnership II, Ltd. to Louis Wolfson, III.

                                   SIGNATURES


        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   7/11/94                            Dated:    7/11/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   7/11/94                            Dated:   7/11/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    7/11/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 10)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                              Hoyle, Morris & Kerr,
                One Liberty Place, Suite 4900, 1650 Market Street
                      Philadelphia PA 19103, (215) 981-5776
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                  July 15, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,136,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,136,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,761,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,761,000

10.  Shared dispositive power

     7,136,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     10,365,622

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     7,136,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     10,345,622

9.   Sole dispositive power

     0

10.  Shared dispositive power

     7,136,812

11.  Aggregate amount beneficially owned by each reporting person

     12,198,546

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     56.7%

14.  Type of reporting person

     CO

        This Statement on Schedule 13 D constitutes Amendment No. 10 ("Amendment") to the Statement on Schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), and as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Statement"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Statement); as amended by Amendment No. 5 thereto, dated February 10, 1994 and as amended by Amendment No. 6 thereto, dated February 23, 1994 (collectively, the "February Statements"); as amended by Amendment No. 7 thereto, dated March 9, 1994; as amended by Amendment No. 8 thereto, dated May 9, 1994 (the "May Statement"); as amended by Amendment No. 9 thereto, dated July 11, 1994 (the "July 1994 Statement"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Statement, the February Statements, the March Statement, the May Statement and the July 1994 Statement are referred to collectively as the "Original Statement"). This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. "LCI"), H. F. Lenfest ("Lenfest"), Alan McGlade ("McGlade") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest, McGlade and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company") and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet/CEA II Partners (the "Joint Venture") of 80,000 shares of Common Stock from Venture LW Corporation on July 15, 1994, and the expiration of the waiting period without objection by the Federal Trade Commission and the Department of Justice with respect to the filing by the ultimate parent entities of the Joint Venture of premerger notification forms under the Hart- Scott-Rodino Antitrust Improvement Act of 1976 as it relates to the Joint Venture's agreement to purchase shares unpurchased in the Rights Offering.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original Statement is hereby confirmed.

        Item 10 of the cover pages filed herewith has been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below, except that such item does not reflect shares of Common Stock which may be purchased by the Joint Venture in the Rights Offering.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identify Background

        Each of the Reporting Persons other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's common stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        The source of funds and other consideration for each Reporting Person remains as previously disclosed. The amount of funds to purchase the 80,000 shares of Common Stock from Venture LW Corporation was $144,000. See Item 6.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Reporting Persons remain as set forth in
Item 4 of the Original Statement. See Items 5 and 6, below.

        Item 5 of the Original Statement is hereby amended and supplemented as follows:

Item 5. Interest in securities of the Issuer

        As described in Item 6, the Joint Venture purchased 80,000 shares of Common Stock from Venture LW Corporation at a price of $1.80 per share on July 15, 1994. Prior to the purchase by the Joint Venture, CEA II, Ltd. held an irrevocable proxy to vote such 80,000 shares pursuant to the terms of the VLW Proxy Agreement.

        The Reporting Persons believe that the aggregate number of shares of Common Stock of the Company issued and outstanding as of July 22, 1994 is approximately 19,755,894.

        (A) StarNet INT may be deemed to beneficially own 12,198,546 shares of common stock, to have shared power to vote or to direct the vote with respect to 10,365,622 shares of common stock to have shared power to dispose or to direct the disposition with respect to 7,136,812 shares of common stock and to have no shares of common stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 12,198,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,760,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,760,000 shares and to have shared power to dispose or to direct the disposition of 7,136,812 shares of common stock.

        (C) McGlade may be deemed to beneficially own 12,198,546 shares of common stock, to have sole power to vote or to direct the vote with respect to 1,761,000 shares, to have shared power to vote or to direct the vote with respect to 10,365,622 shares, to have sole power to dispose or to direct the disposition of 1,761,000 shares and to have shared power to dispose or to direct the disposition of 7,136,812 shares of common stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person including, without limitation, (a) any shares which may be acquired by Liberty pursuant to related pre-emptive rights under the Deferred Payment Convertible Notes, (b) any shares which may be purchasable by Liberty pursuant to related pre-emptive rights in the event the Company elects to issue additional Deferred Payment Convertible Notes to DSN in consideration for deferral of any additional payments due under the Service Agreement and (c) any shares which may be purchased by the Joint Venture in connection with the Rights Offering (as defined and described in Item 6 below. [See the May Amendment]).

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Liberty or by Liberty Cable.

        Liberty and Liberty Cable may be deemed beneficial owners of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, Liberty and Liberty Cable have informed the Reporting Persons that Liberty and Liberty Cable disclaim participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts, Arrangements, Understandings or
        Relationships with Respect to Securities of the Issuer

        The ultimate parent entities of the Joint Venture filed premerger notification forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR Filing"). On June 30, 1994 CEA II, Ltd. made a contingent assignment of its rights to purchase up to 80,000 shares of Common Stock from Louis Wolfson III ("Wolfson") to the Joint Venture, and the Joint Venture agreed to purchase such shares from Wolfson on July 15, 1994 subject to the condition that the waiting period with respect to the HSR Filing has expired without objection by the Federal Trade Commission and the Department of Justice or early termination was granted with respect to such filing. The waiting period expired without objection on July 14, 1994 and on July 15, 1994 the Joint Venture purchased the 80,000 shares from Venture LW Corporation. At the closing, Wolfson delivered 80,000 shares held of record by Venture LW Corporation, a corporation which was also a party to the VLW Proxy Agreement and which the Reporting Persons believe is controlled by Wolfson.

        The Company's Rights Offering and the Joint Venture's agreement to purchase any and all of the 2,000,000 shares of Common Stock offered in the Rights Offering but not purchased by other shareholders, as described in the Backstop Agreement, have been described in prior Amendments to this Schedule 13D.

        Because the waiting period relating to the HSR Filing expired on July 14, 1994 without objection, as described above, the Joint Venture is obligated and intends to purchase any and all Unpurchased Shares within 3 business days after August 1, 1994, the expiration of the Exercise Period, or no later than August 4, 1994, subject only to the material market conditions included in the Backstop Agreement and disclosed in prior Amendments to this Schedule 13D.

        It is not known at this date what proportion of the Common Stock to be offered in the Rights Offering will ultimately be purchased by the Joint Venture, and, accordingly it is not known at this date the extent to which such purchase may affect the beneficial ownership of Common Stock with respect to each Reporting Person. If the Joint Venture purchases solely its pro rata interest in the Rights Offering, based on the number of shares of the Company's outstanding Common Stock held of record by the Joint Venture on May 5, 1994, the Joint Venture would purchase approximately 720,000 shares of such Common Stock at a aggregate price of $1,440,000 (or $2.00 per share). If none of the other stockholders of the Company purchase any shares of such Common Stock in the Rights Offering, the Joint Venture has agreed to purchase all 2,000,000 shares covered by such Rights Offering at an aggregate price of $4,000,000 (or $2.00 per share).

                                   SIGNATURES

        The undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete, and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   7/28/94                            Dated:    7/28/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   7/28/94                            Dated:   7/28/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    7/28/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 11)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                    Montgomery, McCracken, Walker and Rhoads
                            Three Parkway, 20th Floor
                      Philadelphia PA 19102, (215)665-7451
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                 August 4, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,082,864

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     59.9%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,082,864

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     59.9%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Alan McGlade

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,761,000

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,761,000

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,082,864

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     59.9%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,760,000

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,760,000

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,082,864

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     59.9%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     0

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,082,864

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     59.9%

14.  Type of reporting person

     CO

        This statement on Schedule 13D constitutes Amendment No. 11 ("Amendment") to the statement on schedule 13D, dated July 28, 1993 (the "July statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Amendment"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Amendment), as amended by Amendment No. 5 thereto, dated February 10, 1994 and as amended by Amendment No. 6 thereto, dated February 23, 1994 (collectively, the "February Amendments"), as amended by Amendment No. 7 thereto, dated March 9, 1994 (the "March Amendment"), as amended by Amendment No. 8 thereto, dated May 9, 1994 (the "May Amendment"), as amended by Amendment No. 9 thereto, dated July 11, 1994, and as amended by Amendment No. 10 thereto, dated July 28, 1994 (collectively, the "July 1994 Amendments"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Amendment, the February Amendments, the March Amendment, the May Amendment and the July 1994 Amendments are referred to collectively as the "Original Statement"). This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. ("LCI"), H. F. Lenfest ("Lenfest"), Alan McGlade ("McGlade") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest, McGlade and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company"), and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the acquisition by StarNet/CEA II Partners (the "Joint Venture") of 1,877,033 shares of Common Stock from the Company on August 4, 1994 in connection with the previously disclosed agreement by the Joint Venture to purchase shares not purchased in the Company's Rights Offering.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original statement is hereby confirmed.

        Items 8, 10, 11 and 13 of the cover pages filed herewith have been amended to reflect numbers of shares of Common Stock as appropriate in light of the amendments described below.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identity Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's Common Stock issuable upon conversion of the Deferred Payment Convertible Notes.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        The amount of funds to purchase the 1,877,033 shares of Common Stock from the Company was $3,754,066. As its share of the purchase price, StarNet INT contributed $1,877,033 to the Joint Venture. StarNet INT obtained the funds through an inter-company loan from LCI, its indirect parent. LCI funded the inter-company loan from its working capital.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Reporting Persons remain as set forth in
Item 4 of the Original statement. See Items 5 and 6, below.

        Item 5 of the Original statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        As described in Item 6, the Joint Venture purchased 1,877,033 shares of Common Stock from the Company at a price of $2.00 per share on August 4, 1994.

        The Reporting Persons believe that the aggregate number of shares of Common stock of the Company issued and outstanding as of August 9, 1994 is approximately 19,755,894 and will be approximately 21,755,894 upon issuance of the 2,000,000 shares purchased by shareholders in the Rights Offering.

        (A) StarNet INT may be deemed to beneficially own 14,082,864 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 12,242,655 shares of Common Stock, to have shared power to dispose of or to direct the disposition with respect to 9,013,845 shares of Common Stock and to have no shares of Common Stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 14,082,864 shares of Common Stock, to have sole power to vote or to direct the vote with respect to 1,760,000 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 12,242,655 shares of Common Stock, to have sole power to dispose of or to direct the disposition of 1,760,000 shares of Common Stock and to have shared power to dispose of or to direct the disposition of 9,013,845 shares of Common Stock.

        (C) McGlade may be deemed to beneficially own 14,082,864 shares of Common Stock, to have sole power to vote or to direct the vote with respect to 1,761,000 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 12,242,655 shares of Common Stock, to have sole power to dispose of or to direct the disposition of 1,761,000 shares of Common Stock and to have shared power to dispose of or to direct the disposition of 9,013,845 shares of Common Stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person, including, without limitation, any shares that may be acquired by StarNet in the event StarNet elects to convert interest which accrues and remains unpaid under the Deferred Payment Convertible Notes.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Tele-Communications, Inc. or its subsidiaries (collectively with its subsidiaries, including without limitation, Liberty Media Corporation, LMC Lenfest, Inc. and Liberty VJN, Inc., "TCI").

        TCI may be deemed the beneficial owner of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of

LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, TCI has informed the Reporting Persons that TCI disclaims participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts Arrangements Understandings or Relationships with Respect to Securities of the Issuer

        As previously disclosed, the Joint Venture agreed with the Company to purchase any and all of the 2,000,000 shares of Common Stock offered by the Company in the Rights Offering not purchased by other shareholders.

        On August 4, 1994 the Joint Venture purchased 1,877,033 shares of Common Stock of the Company, which amount constituted all the shares not purchased by the other shareholders.

                                   SIGNATURES


        Each of the undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Alan McGlade

As:      President                          As:       President

Dated:   8/9/94                             Dated:    8/9/94



H. F. LENFEST                               ALAN MCGLADE

/s/ H.F. Lenfest                            /s/ Alan McGlade

Dated:   8/9/94                             Dated:   8/9/94



                                            STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation



                                            By:/s/ Alan McGlade

                                            As:       President

                                            Dated:    8/9/94

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 12)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                     Montgomery, McCracken, Walker & Rhoads
                            Three Parkway, 20th Floor
                      Philadelphia PA 19102, (215) 665-7451
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                                December 16, 1994
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,883,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,883,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,833,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,833,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,833,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,833,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,491

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     0

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

        This statement on Schedule 13D constitutes Amendment No. 12 ("Amendment") to the statement on schedule 13D, dated July 28, 1993 (the "July Statement"), as amended by Amendment No. 1 thereto, dated August 9, 1993 (the "August Amendment"), as amended by Amendment No. 2 thereto, dated September 14, 1993 (the "September Amendment"), as amended by Amendment No. 3 thereto, filed December 21, 1993 (the "December Amendment"), as amended by Amendment No. 4 thereto, dated January 12, 1994 (the January Amendment), as amended by Amendment No. 5 thereto, dated February 10, 1994 and as amended by Amendment No. 6 thereto, dated February 23, 1994 (collectively, the "February Amendments"), as amended by Amendment No. 7 thereto, dated March 9, 1994 (the "March Amendment"), as amended by Amendment No. 8 thereto, dated May 9, 1994 (the "May Amendment"), as amended by Amendment No. 9 thereto, dated July 11, 1994, as amended by Amendment No. 10 thereto, dated July 28, 1994 (collectively, the "July 1994 Amendments") and as amended by Amendment No. 11 thereto, dated August 9, 1994 (the "August 1994 Amendment"; the July Statement, as amended by the August Amendment, the September Amendment, the December Amendment, the January Amendment, the February Amendments, the March Amendment, the May Amendment, the July 1994 Amendments and the August 1994 Amendment are referred to collectively as the "Original Statement"). This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. ("LCI"), H.F. Lenfest ("Lenfest") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the August Amendment. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company"), and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the conversion by StarNet on December 16, 1994 of the Deferred Payment Convertible Notes, and to disclose the fact that Alan McGlade is no longer included in the Reporting Persons as a result of his resignation as an employee of StarNet and StarNet Int and his acceptance of employment as CEO of the Company, in each case effective January 1, 1995.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original statement is hereby confirmed.

        The cover pages filed herewith have been amended to remove the cover pages relating to Alan McGlade and to reflect the withdrawal of the 1,000 shares owned by him from the beneficial ownership reported in this Amendment.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identity Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's Common Stock issuable as a result of StarNet's conversion of the Deferred Payment Convertible Notes.

        Alan McGlade is no longer included in this Statement. He has resigned as an employee of StarNet and StarNet Int and accepted employment as CEO of the Company, in each case effective January 1, 1995.

        Item 3 of the Original Statement is hereby amended and supplemented as follows:

Item 3. Source and Amount of Funds and Other Consideration

        The 1,883,555 shares of Common Stock reported in this Amendment have been acquired by the conversion of the outstanding principal and accrued interest on the Deferred Payment Convertible Notes. See Items 5 and 6, below.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4. Purpose of Transaction

        The principal purposes of the Reporting Persons remain as set forth in
Item 4 of the Original statement.

        Item 5 of the Original statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        As described in Item 6, StarNet has notified the Company that it will convert the outstanding principal and accrued interest on the Deferred Payment Convertible Notes into 1,883,555 shares of Common Stock from the Company based on a conversion price of $1.25 per share.

        The Reporting Persons believe that the aggregate number of shares of Common stock of the Company issued and outstanding as of December 27, 1994 is approximately 21,788,393 and will be approximately 23,671,948 upon issuance of the 1,883,555 shares acquired by StarNet upon conversion of the Deferred Payment Convertible Notes.

        (A) StarNet INT may be deemed to beneficially own 14,210,419 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 12,242,655 shares of Common Stock L.C., to have shared power to dispose of or to direct the disposition with respect to 9,013,845 shares of Common Stock and to have no shares of Common Stock for which it has sole voting power or sole dispositive power.

        (B) Lenfest, LCI and StarNet may be deemed to beneficially own 14,210,419 shares of Common Stock, to have sole power to vote or to direct the vote with respect to 1,883,555 shares of Common Stock, to have shared power to vote or to direct the vote with respect to 12,242,655 shares of Common Stock, to have sole power to dispose of or to direct the disposition of 1,883,555 shares of Common Stock and to have shared power to dispose of or to direct the disposition of 9,013,845 shares of Common Stock.

Each of the Reporting Persons may be deemed to beneficially own shares which were excluded from their respective responses listed in Item 11 on the cover page filed herewith relating to each Reporting Person.

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by TeleCommunications, Inc. or its subsidiaries (collectively with its subsidiaries, including without limitation, Liberty Media Corporation, LMC Lenfest, Inc. and Liberty VJN, Inc., "TCI").

        TCI may be deemed the beneficial owner of the shares of Common Stock of the Company to be acquired by the Joint Venture. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, TCI has informed the Reporting Persons that TCI disclaims participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts Arrangements Understandings or Relationships with Respect to Securities of the Issuer

        As previously disclosed, StarNet had the right to convert the principal and accrued interest on the Deferred Payment Convertible Notes into shares of the Company's Common Stock at a conversion rate of $1.25 per share. At December 16, 1994, the principal and accrued interest on the Deferred Payment Convertible Notes was $2,354,443.85. On December 6, 1994, the Company notified StarNet that unless StarNet elected to receive shares of Common Stock, the Company would prepay the Deferred Payment Convertible Notes in cash. (See Exhibit 23.) By letters dated December 8 and December 9, 1994, StarNet requested and the Company granted an extension of the deadline for StarNet's election. (See Exhibit 24.) By letter dated December 15, 1994, StarNet notified the Company of its election to receive shares of Common Stock of the Company. (See Exhibit 25.)

Item 7. Material to be Filed as Exhibits

            Exhibit 23 Letter, dated December 6, 1994, from Luann M. Simpson to Alan McGlade.

            Exhibit 24 Letters, dated December 8, 1994 and December 9, 1994 between Samuel W. Morris, Jr. and Luann M. Simpson.

            Exhibit 25 Letter, dated December 15, 1994, on behalf of StarNet to Luann Simpson.

                                   SIGNATURES


        Each of the undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:/s/ H.F. Lenfest                         By:/s/ Harry F. Brooks

As:      President                          As:    Vice President

Dated:   1/12/95                            Dated:    1/12/95



H. F. LENFEST                               STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware corporation


/s/ H.F. Lenfest                            /s/ Harry F. Brooks

                                            As:   Vice President

Dated:   1/12/95                            Dated:   1/12/95

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 13D


                    Under the Securities Exchange Act of 1934
                               (Amendment No. 13)*




                           VIDEO JUKEBOX NETWORK, INC.
       -----------------------------------------------------------------
                                (Name of Issuer)


                     Common Stock, par value $.001 per share
       -----------------------------------------------------------------
                         (Title of Class of Securities)


                                    92656G108
       -----------------------------------------------------------------
                                 (CUSIP Number)


                            Thomas K. Pasch, Esquire
                     Montgomery, McCracken, Walker & Rhoads
                            Three Parkway, 20th Floor
                      Philadelphia PA 19102, (215) 665-7451
       -----------------------------------------------------------------
            (Name, Address and Telephone Number of Person Authorized
                     to Receive Notices and Communications)


                               September 14, 1995
       -----------------------------------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filling this schedule because of Rule 13d-1(b)(3) or (4), check the following box |_|.

Check the following box if a fee is being paid with the statement |_|. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,883,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,883,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     Lenfest Communications, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     WC

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,833,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,833,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     H.F. Lenfest

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     OO

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     United States of America


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     1,833,555

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     1,833,555

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     IN

CUSIP No. 92656G108

1.   Name of Reporting Person
     S.S. or I.R.S. Identification No. of above person

     StarNet Interactive Entertainment, Inc.

2.   Check the appropriate box if a member of a group                 |X|

3.   SEC use only


4.   Source of Funds

     AF

5.   Check box if disclosure of legal proceedings is required
     pursuant to items 2(d) or 2(e)                                   |_|


6.   Citizenship or place of organization

     Delaware


Number of shares beneficially owned by each reporting person with

7.   Sole voting power

     0

8.   Shared voting power

     12,242,655

9.   Sole dispositive power

     0

10.  Shared dispositive power

     9,013,845

11.  Aggregate amount beneficially owned by each reporting person

     14,210,419

12.  Check box if the aggregate amount in Row (11) excludes
     certain shares                                                   |X|


13.  Percent of class represented by amount in row (11)

     60.0%

14.  Type of reporting person

     CO

        This statement on Schedule 13D constitutes Amendment No. 13 ("Amendment") to the statement on schedule 13D, dated July 28, 1993, as subsequently amended (collectively, the "Original Statement").

        This Amendment is jointly filed by StarNet, Inc. ("StarNet"), Lenfest Communications, Inc. ("LCI"), H.F. Lenfest ("Lenfest") and StarNet Interactive Entertainment, Inc. ("StarNet INT"; StarNet, LCI, Lenfest and StarNet INT are referred to collectively herein as the "Reporting Persons") pursuant to the Joint Filing Agreement filed as Exhibit 5 to the Original Statement. Except as amended hereby, the contents of the Original Statement, including its exhibits, are incorporated herein by reference. Any capitalized term not defined herein has the meaning given to it in the Original Statement.

        This Amendment relates to the common stock, par value $.001 per share (the "Common Stock"), of Video Jukebox Network, Inc., a Florida corporation (the "Company"), and is filed pursuant to Rule 13d-2 under the Securities Exchange Act of 1934, as amended (the "Act").

        This Amendment is filed to disclose the possible change in plans and purposes of the Reporting Persons as a result of the accomplishment of the purposes set forth in the Original Statement.

        Except as specifically modified, amended or supplemented by this Amendment all of the information in the Original statement is hereby confirmed.

        Item 2 of the Original Statement is hereby amended and supplemented as follows:

Item 2. Identity Background

        Each of the Reporting Persons, other than StarNet, expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment. StarNet expressly declares that the filing of this Amendment shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Act, the beneficial owner of any securities covered by this Amendment other than the shares of the Company's Common Stock owned by it.

        Item 4 of the Original Statement is hereby amended and supplemented as follows:

Item 4: Purpose of Transaction

        The Reporting Persons have acquired and through the Joint Venture since August 1993 has exercised control of a majority voting interest in the Company through the direct ownership of Common Stock by StarNet, through the direct ownership of Common Stock by the Joint Venture and through proxies granted to an affiliate of the Joint Venture which has agreed to vote the proxies in concert with the Joint Venture, by Venture LW Corporation ("VLW") and Louis Wolfson III ("Wolfson") and by Video Holdings Corporation ("VHC"), Mark Blank, Andrew Blank and Tony Blank (the "Blanks") and Robert Puck ("Puck") all as previously disclosed in the Original Statement. In connection with the acquisition and exercise of such control, the Reporting Persons have accomplished the original purposes of their investment in the Company, as set forth in the Original Statement, including changing the Board of Directors and management of the Company.

        In accordance with the reservation by the Reporting Persons of the right to change their purposes and plans, the Reporting Persons have determined to review and reconsider, on an on-going basis, the Reporting Persons' and the Joint Venture's investment in the Company's Common Stock. In connection with such review and reconsideration, the Joint Venture and Reporting Persons may determine to hold such investment indefinitely, to acquire additional shares of Common Stock or proxies with respect thereto, or to dispose of some or all of the Common Stock held by the Joint Venture and/or the Reporting Persons.

        The Joint Venture has agreed in principle to engage Communications Equity Associates, Inc. ("CEA"), an affiliate of the Joint Venture, as its exclusive negotiation agent in connection with any potential transactions with third parties, subject to the negotiation of a mutually satisfactory fee arrangement. The Joint Venture retains full discretion to accept or reject any proposals or arrangements with third parties.

        In connection with the review of its investment in the Company, the Joint Venture has had discussions with representatives of VLW and Wolfson and representatives of VHC, the Blanks and Puck with respect to the Common Stock of each which is subject to (a) in the case of VLW and Wolfson, an Irrevocable Proxy, Right of First Refusal and Tag-Along Agreement, dated as of August 27, 1993 (the "VLW Proxy Agreement"), and (b) in the case of VHC, the Blanks and Puck, an Irrevocable Proxy, Right of First Refusal and Tag-Along Agreement, dated as of August 27, 1993 (the "VHC Proxy Agreement").

        The Reporting Persons have been informed that each of VLW and Wolfson with respect to the Common Stock subject to the VLW Proxy Agreement, and VHC, the Blanks and Puck with respect to the Common Stock subject to the VHC Proxy Agreement, have agreed in principle to engage CEA as the exclusive agent for such persons to negotiate any arrangements with third parties with respect to any of such Common Stock which may be entitled to co- sale rights under such Proxy Agreements in connection with a disposition by the Joint Venture of any shares of Common Stock. For information concerning VLW and Wolfson and VHC, the Blanks and Puck, please refer to their respective Statements on Schedule 13D. The Reporting Persons believe that they are not, together with any of VLW, Wolfson, VHC, the Blanks or Puck, a group within the meaning of Section 13 (d)(3) of the Act.

        As of the date of this Amendment the Reporting Persons have no present plans or proposals which relate to or would result in any of the actions described in Paragraphs (a) through (j) of Item 4 of Schedule 13D.

        Item 5 of the Original statement is hereby amended and supplemented as follows:

Item 5. Interest in Securities of the Issuer

        The Reporting Persons specifically disclaim any beneficial interest in the shares of the Common Stock beneficially owned by Tele-Communications, Inc. or its subsidiaries (collectively with its subsidiaries, including without limitation, Liberty Media Corporation, LMC Lenfest, Inc. and Liberty VJN, Inc., "TCI").

        TCI may be deemed the beneficial owner of the shares of Common Stock of the Company held by the Reporting Persons. Because of the contractual arrangements among the stockholders of LCI which grant to Lenfest the exclusive right to control the majority of the Board of Directors of LCI and the management and business affairs of LCI and its subsidiaries, TCI has informed the Reporting Persons that TCI disclaims participation in the group and any beneficial ownership of the shares of the Common Stock of the Company to be acquired by the Joint Venture or by StarNet.

        Item 6 of the Original Statement is hereby amended and supplemented as follows:

Item 6. Contracts Arrangements Understandings or Relationships with Respect to Securities of the Issuer

        See Item 4 with respect to the agreement in principle between CEA and the Joint Venture with respect to the engagement of CEA as its exclusive negotiating agent in connection with any disposition of Common Stock held by the Joint Venture. Such agreements in principle are intended to be reflected in written agreements.

                                   SIGNATURES


        Each of the undersigned, after reasonable inquiry and to the best of their knowledge and belief, certifies that the information set forth in this statement is true, complete and correct.


LENFEST COMMUNICATIONS, INC.,               STARNET, INC.,
a Delaware corporation                      a Delaware corporation



By:  /s/ H.F. Lenfest                       By:  Harry F. Brooks

As:                                         As:

Dated:  9/22/95                             Dated:____________________



H. F. LENFEST                               STARNET INTERACTIVE
                                            ENTERTAINMENT, INC.,
                                            a Delaware Corporation



/s/ H.F. Lenfest                            By:  Harry F. Brooks

                                            As:

Dated:  9/22/95                             Dated:____________________